LONDON PACIFIC LIFE & ANNUITY COMPANY




                       LPT VARIABLE INSURANCE SERIES TRUST






                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY




                                  ANNUAL REPORT

                      For the Year Ended December 31, 2000

This Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.

CONTENTS





Message from the President.....................................................2


LPT Variable Insurance Series Trust:
Individual Portfolio Review..................................................3-8
Statements of Assets & Liabilities.............................................9
Statements of Operations......................................................10
Statements of Changes in Net Assets........................................11-12
Financial Highlights.......................................................13-17
Schedules of Investments...................................................18-30
Notes to Financial Statements..............................................31-35
Report of Independent Accountants.............................................36



                           MESSAGE FROM THE PRESIDENT



Dear Contract Owner:

We are please to provide you with the Annual Report for the LPT Variable Insurance Series Trust for the year ending December 31, 2000.

2000 was a difficult year for the investor. The volatility in the equity markets created wide spreads in the major indices and interest rates began the year on an uptick, before falling back in the fourth quarter. Fears of slowing earnings due to a weaker economy helped fuel the decline in the equity markets. Our Portfolios were not immune to the market corrections and the returns achieved are reflective of the different investment strategies utilized by our Portfolio managers.

Our best performers in 2000 were the MFS Total Return Portfolio and the Harris Associates Value Portfolio. The MFS Total Return Portfolio was up 16.16% in 2000, compared to the 2.39% return of the Lipper Balanced Fund Index and the 11.63% return of the Lehman Brothers Aggregate Bond Index. The Harris Associates Value Portfolio was up 10.77% for 2000, compared to the 9.64% return of the Lipper Multi-Cap Value Index and the S&P 500 Index which was down 9.11% for 2000. The Strong Growth Portfolio and the RS Diversified Growth Portfolio were down 4.82% and 30.87%, respectively, in 2000, compared to the Russell 2000 Small Company Index and the S&P 500 Index which were down 3.02% and 9.11%, respectively. Both of these Portfolios continue to have the highest five star ratings from Morningstar, a leading provider of mutual fund, stock and variable insurance investment information. The LPA Core Equity Portfolio (formerly
Lexington Corporate Leaders) and the LPA Global Leaders Portfolio were down 11.06% and 15.73%, respectively, compared to the S&P 500 Index, which was down 9.11% and the Lipper Large-Cap Value Index which was up 1.95%. We encourage you to read the accompanying reviews of each Portfolio for additional information behind these returns.

We will continue to carefully monitor the investment performance of each investment option. Our ongoing objective is to provide you with the highest quality investment choices.

Thank you for placing your investment confidence in the Regency Variable Annuity. On behalf of London Pacific Life & Annuity Company, we appreciate your business and look forward to serving your investment needs in the future.

George C. Nicholson
President
LPT Variable Insurance Series Trust

                        HARRIS ASSOCIATES VALUE PORTFOLIO



INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO
Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the year ended December 31, 2000:

Harris Associates Value
 Portfolio                      10.77%*
S&P 500 Index                   (9.11%)
Lipper Multi-Cap
 Value Index                     9.64%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Multi-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Multi-Cap Value Index do not reflect expenses and investment management fees incurred by the Portfolio. Previously, the Portfolio followed the Lipper Growth & Income Index. Due to a revaluation by Lipper, effective September 1999 this changed to Lipper Multi-Cap Value Index.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

*During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Harris Associates Value Portfolio earned a total return of 10.77% for the year ending December 31, 2000. Comparatively, the returns for the S&P 500 Index and the Lipper Multi-Cap Value Index were -9.11% and 9.64%, respectively.

The big story in the stock market continued to be the declining NASDAQ. Since its March 10 peak, the NASDAQ declined 50.99%. Although the NASDAQ decline has created some buying opportunities in specific technology companies, we continue to believe that the technology sector is overvalued.

The financial media reporting on the NASDAQ decline in 2000 tended to induce fear-Biggest NASDAQ drop EVER! Instead, the market action in 2000 should generate confidence. The system works when stock prices become disengaged from business reality, the natural forces of supply and demand drive stock prices back toward fair value. We always strive to have the Portfolio invested so that we benefit from those forces.

The positive side of supply and demand pushing prices toward fair value is the increase in demand for undervalued stocks. Frequently, this increased demand comes from the corporate sector when companies offer large premiums in acquisitions. In the fourth quarter, we again had a large holding acquired, ACNielsen. On Friday December 15, ACNielsen stock closed at $24 5/8. On the morning of Monday December 18, VNU, a Dutch media company, offered to buy ACNielsen for $36.75 per share, a 50% premium on the market price. That Monday, ACNielsen was our largest holding, accounting for over 4% of the portfolio. The merger has not closed yet, but we sold our stock when the price rose above $36. Waiting for the deal to close hoping to earn the last 75c per share didn't seem like a risk worth taking.

Last year's highly volatile stock market, though viewed negatively by most, created many new opportunities for us. The divergence between a stock's price and its business value is what allows us to buy undervalued companies.

The turnaround that began ten months ago helped make 2000 a good year for the Portfolio. We are well positioned to build on that success in 2001.


$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Harris Associates Value Index       - X
S&P 500 Index                       - Y
Lipper Multi-Cap Value Index        - Z

$24,000----------------------------------------------------------------
$22,000----------------------------------------------------------------Y $21,737
$20,000----------------------------------------------------------------X $18,334
$18,000----------------------------------------------------------------Z $18,070
$16,000----------------------------------------------------------------
$14,000----------------------------------------------------------------
$12,000----------------------------------------------------------------
$10,000----------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 made in the Harris Associates Value Portfolio, the S&P 500 Index, and the Lipper Multi-Cap Value Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Multi-Cap Value Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/00

                         1 Year              3 Years             Since Inception
                         ------              -------             ---------------
Harris Associates Value
 Portfolio               10.77%*             6.51%*                   13.18%*
S&P 500 Index            (9.11%)            12.26%                    17.19%
Lipper Multi-Cap Value
 Index                    9.64%              7.35%                    12.85%



                           MFS TOTAL RETURN PORTFOLIO



INVESTMENT SUB-ADVISOR
Massachusetts Financial Services Company

ABOUT THE PORTFOLIO
Invests in securities which are expected to provide above-average income and opportunities for capital growth and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the year ended December 31, 2000:

MFS Total Return
   Portfolio                      16.16%*
Lehman Brothers Aggregate
  Bond Index                      11.63%
Lipper Balanced
  Fund Index                       2.39%

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Balanced Fund Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Balanced Fund Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The MFS Total Return Portfolio earned a total return of 16.16% for the year ending December 31, 2000. Comparatively, the return for the Lehman Brothers Aggregate Bond Index & Lipper Balanced Fund Index were 11.63% and 2.39% respectively.

Our asset allocation strategy remained consistent, with equities representing approximately 57% of the Portfolio's assets while 43% of the portfolio was invested in bonds, short-term securities, and money market instruments. We have traditionally taken a disciplined balanced approach toward managing the Portfolio because we believe it offers investors the ability to pursue growth while also helping to reduce risk and volatility through broad diversification across different asset classes. We have seen the advantages of our balanced asset allocation strategy and conservative approach to stock picking.

While the overall equity market was extremely weak during the period, our strong stock selection, strict attention to valuations, and dedication to bottom-up original research all aided performance. In addition, our focus on companies with improving business fundamentals, strong management teams, positive earnings outlooks, and strong franchises benefited the Portfolio's performance during a difficult period for equities. As the market began the shift its attention toward companies with more reliable cash flow, predictable earnings, and reasonable valuations, we believe our conservative value-oriented approach was vindicated. The Portfolio remained heavily concentrated in what we believed to be high-quality financial services, utilities, energy, health care, and industrial goods and services stocks that produced strong returns amid a down market.

As economic activity moderated and the outlook for interest rates improved, most sectors of the bond market continued to outperform equities during the past few months. As a result, the bond component benefited from a well-diversified mix of high-quality corporate bonds, mortgage backed securities, and a emphasis on U.S. Treasuries, which outperformed most sectors of the bond market.

Looking forward, we think opportunities arise no matter which direction the market is moving. We believe you have to be very price conscious in this environment, so we buy companies that were down 50%, but which we believe offer positive growth outlooks.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

MFS Total Return Portfolio               - X
Lehman Brothers Aggregate Bond Index     - Y
Lipper Balanced Fund Index               - Z

$18,000----------------------------------------------------------------X $17,806
$17,000----------------------------------------------------------------Z $16,917
$16,000----------------------------------------------------------------
$15,000----------------------------------------------------------------
$14,000----------------------------------------------------------------Y $13,659
$13,000----------------------------------------------------------------
$12,000----------------------------------------------------------------
$11,000----------------------------------------------------------------
$10,000----------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 made in the MFS Total Return Portfolio, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Balanced Fund Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/00

                         1 Year              3 Years             Since Inception
                         ------              -------             ---------------
MFS Total Return
 Portfolio               16.16%*            10.17%*                   12.51%*
Lehman Brothers Aggregate
 Bond Index              11.63%              6.36%                     6.58%
Lipper Balanced Fund
 Index                    2.39%              8.69%                    11.34%



                             STRONG GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are believed to have above average capital growth potential.

PERFORMANCE
Net total return for the year ended December 31, 2000:

Strong Growth Portfolio        (4.82%)*
Russell 2000 Small
 Company Index                 (3.02%)
S&P 500 Index                  (9.11%)

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Strong Growth Portfolio earned a total return of -4.82% for the year ending December 31, 2000. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 Index were -3.02% and -9.11%, respectively.

The U.S. equity markets moved lower throughout the fourth quarter. The primary cause of the correction was slowing earnings growth brought on by a weaker economy and higher energy prices. The confusion caused by the election also added to the unease in the markets. Technology stocks were the most affected during the period as weakness in the PC sector and fears of a dramatic slowdown in telecom equipment spending pushed investors into more defensive categories such as healthcare and financial services.

During the year, the Strong Growth Portfolio was affected by the sharp sell-off in telecom equipment and networking technology companies. However, the added weightings in healthcare and financial service companies generated positive return for the Portfolio and helped offset the tech correction. Financial companies benefited from the anticipation of the Fed rate cuts and healthcare companies rose with the rotation to more defensive stable growth industries.

Now that the Federal Reserve has formally moved to an easing bias, we expect multiple interest rate cuts by mid-year as the Fed tries to engineer a soft landing for the U.S. economy. Additionally, with the Bush administration's entry to the White House comes renewed prospects for upcoming tax cuts. Therefore, our outlook for the next several months is optimistic as stocks typically do well with these two macroeconomic tailwinds. In this environment, we will focus on the well-managed growth companies that are most levered to the benefits of lower interest rates and a re-accelerating economy.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

Strong Growth Portfolio                  - X
Russell 2000 Small Comapny Index         - Y
S&P 500 Index                            - Z

$42,000----------------------------------------------------------------
$38,000----------------------------------------------------------------
$34,000----------------------------------------------------------------X $34,065
$30,000----------------------------------------------------------------
$26,000----------------------------------------------------------------
$22,000----------------------------------------------------------------Z $21,737
$18,000----------------------------------------------------------------
$14,000----------------------------------------------------------------Y $15,504
$10,000----------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 made in the Strong Growth Portfolio, the Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/00

                         1 Year              3 Years             Since Inception
                         ------              -------             ---------------
Strong Growth Portfolio  (4.82%)*           31.05%*                   28.45%*
Russell 2000 Small
 Company Index           (3.02%)             4.65%                    10.16%
S&P 500 Index            (9.11%)            12.26%                    17.19%



                                          RS DIVERSIFIED GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
RS Investment Management Company, L.P.

ABOUT THE PORTFOLIO
Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation.

PERFORMANCE
Net total return for the year end December 31, 2000:

RS Diversified
 Growth Portfolio            (30.87%)*
Russell 2000 Small
 Company Index                (3.02%)
S&P 500 Index                 (9.11%)

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The RS Diversified Growth Portfolio earned a total return of -30.87% for the year ending December 31, 2000. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 Index were -3.02% and -9.11%, respectively.

With the Russell 2000 Small Company Index down 3.02% and the NASDAQ down over 39%, 2000 proved to be a very tough year for small cap investors. While these benchmarks were down, many small stocks collapsed as much as 70-80%. With these benchmarks at current levels, we have endured a bear market in small growth stocks. Fortunately, this painful experience comes on the heels of an incredible bull run in this sector that fueled strong returns in six consecutive quarters ending in the first quarter of 2000.

We had been reasonably cautious in our view of technology since mid 2000. Nonetheless, we endured our share of tech stock declines, some prompted by company related events and others as companies with solid fundamentals that had not disappointed got taken down in the market.

The market was no less complete and ruthless in its dismembering of the telecom sector in 2000. The market punished nearly all companies in the sector regardless of their operating performance and capital liquidity status. For much of the year we held a number of small companies that were well capitalized and produced strong operating results. Our Portfolio companies had not disappointed. Nonetheless, they got taken down with the rest of the sector and these declines detracted from performance through the third and fourth quarters.

More positively, we continued to derive strong returns from health care positions, led by Quorum Healthcare and Community Health Systems, which produced double-digit gains for the Portfolio in the fourth quarter.

As we look ahead, the Federal Reserve moved sooner than we and the rest of the market expected in lowering rates in the first week of January. And it looks as though more rate cuts may be forthcoming. At the margin, that should be a positive for our small cap investment process.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

RS Diversified Growth Portfolio          - X
Russell 2000 Small Comapny Index         - Y
S&P 500 Index                            - Z

$34,000----------------------------------------------------------------
$30,000----------------------------------------------------------------
$26,000----------------------------------------------------------------X $23,472
$22,000----------------------------------------------------------------Z $21,737
$18,000----------------------------------------------------------------
$14,000----------------------------------------------------------------Y $15,504
$10,000----------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 made in the RS Diversified Growth Portfolio, the Russell 2000 Small Company Index,and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/00

                         1 Year              3 Years             Since Inception
                         ------              -------             ---------------
RS Diversified Growth
 Portfolio              (30.87%)*           24.36%*                   19.04%*
Russell 2000 Small
 Company Index           (3.02%)             4.65%                    10.16%
S&P 500 Index            (9.11%)            12.26%                    17.19%



                                             LPA CORE EQUITY PORTFOLIO


INVESTMENT SUB-ADVISOR
London Pacific Advisors

ABOUT THE PORTFOLIO
Invests in large, well-established companies believed to have long-term capital growth and earnings.

PERFORMANCE
Net total return for the year ended December 31, 2000:

LPA Core Equity Portfolio  (11.06%)*
S&P 500 Index               (9.11%)
Lipper Large-Cap
  Value Index                1.95%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Large-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds. Results for the Lipper Large-Cap Value Index do not reflect expenses and investment management fees incurred by the Portfolio. Previously, the Portfolio followed the Lipper Growth & Income Index. Due to a revaluation by Lipper, effective September 1999 this changed to Lipper Large-Cap Value Index.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The LPA Core Equity Portfolio earned a total return of -11.06% for the year ending December 31, 2000. Comparatively, the returns for the S&P 500 Index and the Lipper Large-Cap Value Index were -9.11% and 1.95%, respectively.

A weak environment for technology companies during the last quarter impacted several of the Portfolio's stocks including Hewlett-Packard, Intel, Microsoft, and General Electric. Their price declines combined to drag down returns during the three months. Positive factors included strong health care performance from Johnson & Johnson, Merck, American Home Products, and Medtronic; advancing consumer stock performance from Procter & Gamble, Wal-Mart, and Coca Cola; and competitive industrial returns from Caterpiller and Minnesota Mining & Manufacturing. These stocks helped the Portfolio's performance better the return of the broad market averages during the last quarter of 2000.

Six months ago, we viewed economic growth prospects for 2001 much brighter than we do now. We also estimate that the possibility of recession has increased. One has to keep in mind, however, that although the economy will slow, a supportive Federal Reserve should keep the U.S. economy moving forward, with a respectable economic growth rate of 2.5%-3.0%. While tame compared to the late 1990's and 2000, a 3% economic growth rate in the 1980's would have been considered a boom year. Moreover, 3% economic growth will still allow many companies to report earnings gains.

Stock selections will no doubt take on importance in delivering above-market returns in 2001. The recent higher energy costs posed two questions regarding earnings: Would the higher costs of production be passed onto consumers, thereby supporting profits, but leading to higher inflation? Or, would the lack of company pricing power translate to lower profit margins and disappointing profit growth? Early indications of fourth quarter announcements suggest more of the latter versus the former. Given this scenario, our allocation emphasis to companies with reasonable valuations and achievable earnings growth should help us deliver competitive returns in 2001. Reasonable valuations continue to be a dominant theme in the Portfolio.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

LPA Core Equity Portfolio                - X
S&P 500 Index                            - Y
Lipper Large-Cap Value Index             - Z

$24,000----------------------------------------------------------------
$22,000----------------------------------------------------------------Y $21,737
$20,000----------------------------------------------------------------Z $19,668
$18,000----------------------------------------------------------------
$16,000----------------------------------------------------------------X $16,848
$14,000----------------------------------------------------------------
$12,000----------------------------------------------------------------
$10,000----------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 made in the LPA Core Equity Portfolio, the S&P 500 Index, and the Lipper Large-Cap Value on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Large-Cap Value Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/00

                         1 Year              3 Years             Since Inception
                         ------              -------             ---------------
LPA Core Equity
 Portfolio              (11.06%)*            6.16%*                   11.24%*
S&P 500 Index            (9.11%)            12.26%                    17.19%
Lipper Large-Cap Value
 Index                    1.95%             10.12%                    14.82%


                                           LPA GLOBAL LEADERS PORTFOLIO



INVESTMENT SUB-ADVISOR
London Pacific Advisors

ABOUT THE PORTFOLIO
Invests primarily in equity securties of foreign & domestic companies with large capitalization to obtain long-term capital growth.

PERFORMANCE
Net total return for the year ended December 31, 2000:

LPA Global Leaders
   Portfolio                  (15.73%)*
S&P 500 Index                  (9.11%)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse and waive certain operating expenses of the Portfolio. In the absence of the expense reimbursement and fee waivers, total return would have been lower.

The LPA Global Leaders Portfolio earned a total return of -15.73% for the year ending December 31, 2000, compared to -9.11% for the S&P 500 Index.

For the first time since 1990, all major indices including the S&P 500 (-9.11%), Dow Jones Industrial Average (-4.73%), Russell 3000 (-7.46%), and Russell 2000 (-3.02%) showed negative calendar year returns. On a price change basis, the S&P 500 (-10.14%) reflected its first double-digit loss since 1977. Without the strong price change of two stocks, Philip Morris (+91.3%) and Boeing (+59.3%), the Dow Jones would have posted a double-digit decline (-11.39%). The technology-laden NASDAQ Index dropped -39.29%, registering its largest calendar year decline in the 28-year history of the index.

A weak environment for technology and communication service companies impacted several of the Portfolio's companies, including Dell, Sony, Intel, Microsoft, and Worldcom. Their price declines combined to drag down returns in the most recent three-month period. However, strong health care performance from Bristol Myers, Merck, Applera Corp., and advancing consumer stock performance from Estee Lauder, Procter & Gamble, Wal-Mart, and Costco provided the better performance versus the unmanaged index in the December quarter. European company investments in Siemens, Ahold, and Aegon also positively impacted returns.

For global-oriented investors, foreign investments play a key role in the allocation strategy. A major imbalance in the economy continues to be the U.S. trade deficit. The persistent and growing shortfalls in the current trade account mean the U.S. has to provide foreigners with claims in the form of bank accounts, bonds, stocks, and other financial instruments against future output. In other words, the U.S. is a net debtor, internationally. Foreign claims now represent 20% of GDP, and the current account deficit is equivalent to 4% of the total U.S. economy. Sooner or later, international investors will question the relative attractiveness of U.S. investments. The recent weakness of the dollar against the euro from very lofty levels at the end of the third quarter of 2000 suggests foreign investors have already begun to diversify away from U.S. holdings.

$10,000 Hypothetical Investment since inception February 9, 1996
----------------------------------------------------------------

LPA Global Leaders Portfolio             - X
S&P 500 Index                            - Y

$12,500----------------------------------------------------------------
$12,000----------------------------------------------------------------
$11,500----------------------------------------------------------------
$11,000----------------------------------------------------------------
$10,500----------------------------------------------------------------
$10,000----------------------------------------------------------------Y $10,044
$ 9,500----------------------------------------------------------------X $ 9,860
$ 9,000----------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 made in the LPA Global Leaders Portfolio and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio and the S&P 500 Index include reinvestment of dividends.

                  Average Annual Total Returns as of 12/31/00

                         1 Year               Since Inception
                         ------               ---------------
LPA Core Equity
 Portfolio              (15.73%)*                    (0.85%)*
S&P 500 Index            (9.11%)                      0.27%

                                                 LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                           December 31, 2000


                                                      Harris
                                                    Associates      MFS Total                            RS             LPA Core
                                                       Value         Return        Strong Growth   Diversified Growth    Equity
Assets                                               Portfolio      Portfolio        Portfolio       Portfolio        Portfolio (1)
                                                  ---------------- ------------- ----------------- -----------------  --------------
Investments at value, see accompanying schedules  $ 6,412,970       $13,010,689      $12,526,329       $8,662,290       $7,795,659
Repurchase agreements at cost and value               121,000                 0          718,000        1,577,000                0
Cash and foreign currency at value                        701            24,464              808           73,285                0
Dividends and interest receivable                      11,108            89,210            3,560            1,448            7,301
Receivable for investments securities sold            171,157            14,273          173,731          230,758          231,208
Receivable for Trust shares sold                            0                10            3,773            3,773                0
Expense reimbursement receivable                            0             7,567                0           10,111                0
                                                            -             -----                -           ------                -
         Total Assets                             $ 6,716,936       $13,146,213      $13,426,201      $10,558,665       $8,034,168

Investments at cost                               $ 5,728,218       $12,061,453      $11,505,433      $10,777,895       $7,792,245
Cash and foreign currency at cost                        $701           $24,442             $808          $71,229               $0

Liabilities
Payable for investments securities purchased         $115,667           $75,268         $273,057         $808,067         $230,725
Payable for Trust shares redeemed                       3,767             7,421            7,326            5,312            4,426
Payable to Custodian                                        0                 0                0                0           24,515
Payable to London Pacific                                 851                 0            1,728                0            4,458
Custodian fees payable                                  5,392            14,218           11,195           12,295            5,149
Advisory fees payable                                  16,922            24,092           27,749           25,881            9,972
Accrued legal and audit fees                           15,784            15,784           16,869           16,869           15,784
Accrued expenses and other liabilities                  1,589             1,886            1,589            1,589            1,593
                                                        -----             -----            -----            -----            -----
          Total Liabilities                           159,972           138,669          339,513          870,013          296,622

Net Assets                                        $ 6,556,964       $13,007,544      $13,086,688       $9,688,652       $7,737,546
                                                  ===========       ===========      ===========       ==========       ==========
Components of Net Assets:
   Paid-in capital                                $ 5,814,244       $10,941,142      $13,120,333      $12,966,477       $6,912,084
   Undistributed net investment income                 59,462           364,740                0                0           56,531
   Accumulated net realized gain (loss) on
     securities and foreign currency transactions      (1,494)          752,404       (1,054,541)      (1,164,276)         765,517
   Net unrealized appreciation (depreciation)of
     securities and foreign currency transactions     684,752           949,258        1,020,896       (2,113,549)           3,414
                                                      -------           -------        ---------       ----------            -----
Net Assets                                        $ 6,556,964       $13,007,544      $13,086,688       $9,688,652       $7,737,546
                                                  ===========       ===========      ===========       ==========       ==========
Shares Outstanding (unlimited authorization,
$.01 par value)                                       453,088           856,274          789,166        1,200,219          526,789
                                                      =======           =======          =======        =========          =======
Net Asset Value, Offering Price and Redemption
Price, Per Share (net assets/shares outstanding)    $   14.47         $   15.19         $  16.58          $  8.07         $  14.69
                                                    =========         =========         ========          =======         ========
(1) Formerly Lexington Corporate Leaders Portfolio
                                                                           See Notes to Financial Statements

                                                 LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                           December 31, 2000


                                                       LPA
                                                      Global
                                                      Leaders
Assets                                               Portfolio(2)
                                                  ----------------
Investments at value, see accompanying schedules   $2,376,308
Repurchase agreements at cost and value                     0
Cash and foreign currency at value                          0
Dividends and interest receivable                       1,159
Receivable for investments securities sold                  0
Receivable for Trust shares sold                            0
Expense reimbursement receivable                            0
                                                            -
         Total Assets                              $2,377,467

Investments at cost                                $2,424,688
Cash and foreign currency at cost                          $0

Liabilities
Payable for investments securities purchased               $0
Payable for Trust shares redeemed                       1,334
Payable to Custodian                                        0
Payable to London Pacific                               9,049
Custodian fees payable                                  5,372
Advisory fees payable                                       0
Accrued legal and audit fees                           16,869
Accrued expenses and other liabilities                  1,777
                                                        -----
          Total Liabilities                            34,401

Net Assets                                         $2,343,066
                                                   ==========
Components of Net Assets:
   Paid-in capital                                 $2,556,971
   Undistributed net investment income                      0
   Accumulated net realized gain (loss) on
     securities and foreign currency transactions    (165,525)
   Net unrealized appreciation (depreciation)of
     securities and foreign currency transactions     (48,380)
                                                      -------
Net Assets                                         $2,343,066
                                                   ==========
Shares Outstanding (unlimited authorization,
$.01 par value)                                       237,663
                                                      =======
Net Asset Value, Offering Price and Redemption
Price, Per Share (net assets/shares outstanding)       $ 9.86
                                                       ======
(2) Formerly SAI Global Leaders Portfolio
                       See Notes to Financial Statements

                                                   LPT Variable Insurance Series Trust
                                                       Statements of Operations
                                                       For the Year Ended Ended
                                                           December 31, 2000




                                      Harris                                                                               LPA
                                    Associates      MFS Total                            RS              LPA Core         Global
                                      Value           Return      Strong Growth   Diversified Growth      Equity          Leaders
                                    Portfolio       Portfolio        Portfolio        Portfolio         Portfolio (1)  Portfolio (2)
                                  ------------ ---------------- ---------------- --------------------- -------------- --------------
Investment Income
Income:
    Dividends                     $  125,264       $  146,538        $  23,820        $   19,241       $  158,294         $ 27,744
    Foreign withholding tax on
       dividend income                  (311)          (2,536)            (168)                0           (1,035)          (1,026)
    Interest                          19,011          380,097           49,816            48,577            7,720            1,089
                                      ------          -------           ------            ------            -----            -----
          Total Investment Income    143,964          524,099           73,468            67,818          164,979           27,807
                                     -------          -------           ------            ------          -------           ------
Expenses:
    Investment advisory fees          65,556           93,701          121,212           134,112           49,623           16,246
    Custodian fees                    29,550           77,688           70,069            64,845           32,358           30,923
    Legal and audit fees              15,029           15,029           15,964            15,964           15,029           17,267
    Insurance expense                  4,751            4,751            4,751             4,751            4,751            4,751
    Trustees' fees and expenses        6,000            6,000            6,000             6,000            6,000            6,000
    Printing expenses                    855              855              855               855              855              855
    Other expenses                     3,692            3,692            3,692             3,692            3,692            3,692
                                       -----            -----            -----             -----            -----            -----
     Expenses before expense
      reimbursement and fee waivers  125,433          201,716          222,543           230,219          112,308           79,734
     Fees waived by investment advisor
      (Note 3)                             0                0                0                 0                0          (16,246)
     Expense reimbursement(Note 3)   (40,931)         (40,615)         (14,124)          (30,848)          (3,860)         (35,594)
                                     -------          -------          -------           -------           ------          -------
      Net Expenses                    84,502          161,101          208,419           199,371          108,448           27,894
                                      ------          -------          -------           -------          -------           ------
Net Investment Income(Loss)           59,462          362,998         (134,951)         (131,553)          56,531              (87)
                                      ------          -------         --------          --------           ------              ---
Realized and Unrealized Gain
(Loss) on Investments

Net realized gain (loss) on securities
 and foreign currency transactions    87,448          792,843        3,056,453         2,601,096          770,717         (154,593)
Net change in unrealized appreciation
 (depreciation) of securities and
 foreign currency transactions       545,005           656,877      (4,227,608)       (6,773,496)      (1,822,477)        (219,607)
                                     -------           -------      ----------        ----------       ----------         --------
Net Realized & Unrealized Gain (Loss)
 on Investments                      632,453         1,449,720      (1,171,155)       (4,172,400)      (1,051,760)        (374,200)
                                     -------         ---------      ----------        ----------       ----------         --------
Net Increase (Decrease)in Net Assets
Resulting from Operations           $691,915       $ 1,812,718   ($  1,306,106)   ($   4,303,953)      ($995,229)        ($374,287)
                                    ========       ===========   =============    ==============       =========         =========
(1) Formerly Lexington Corporate Leaders Portfolio
(2) Formerly SAI Global Leaders Portfolio
                                                              See Notes to Financial Statements





                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets



                            Harris Associates                           MFS Total Return                     Strong Growth
                              Value Portfolio                              Portfolio                           Portfolio
             -------------------------------------------   ------------------------------------------ ------------------------------
                           Year Ended       Year Ended          Year Ended      Year Ended       Year Ended        Year Ended
                        December 31, 2000  December 31,1999  December 31, 2000 December 31,1999 December 31, 2000 December 31, 1999
                        -----------------  ----------------  ----------------------------------------------------------------------


Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)    $  59,462    $  24,792           $ 362,998          $ 337,753    $   (134,951)      $   (81,588)
Net realized gain on securities and
 foreign currency transactions     87,448      394,464             792,843            319,379       3,056,453         2,884,292
Net change in unrealized appreciation
 foreign currency transactions    545,005      (77,471)            656,877           (329,730)     (4,227,608)        3,759,213
                                  -------      -------             -------           --------      ----------         ---------
Net increase (decrease) in net
 assets resulting from operations 691,915      341,785           1,812,718            327,402      (1,306,106)        6,561,917
                                  -------      -------           ---------            -------      ----------         ---------
Distributions to Shareholders from:
Net investment income             (24,792)     (42,474)           (333,862)          (249,853)              0                 0
Net realized gain on investments (402,616)    (296,898)           (354,996)          (507,236)     (5,266,932)       (1,651,631)
                                 --------     --------            --------           --------      ----------        ----------
Total distributions              (427,408)    (339,372)            (688,858)         (757,089)     (5,266,932)       (1,651,631)
                                 --------     --------             --------          --------      ----------        ----------

Share Transactions:
Net proceeds from sale
 of shares                      2,390,153      907,367            1,503,876         2,725,942       4,736,191         4,211,902
Issued to shareholders in
 reinvestment of dividends        427,408      339,372              688,858           757,089       5,266,932         1,651,631
Cost of shares repurchased     (3,060,433)  (1,936,658)          (3,437,868)       (1,690,115)     (4,705,963)       (3,271,087)
                               ----------   ----------           ----------        ----------      ----------        ----------
Net increase (decrease)
 from share transactions (Note 5)(242,872)    (689,919)          (1,245,134)        1,792,916       5,297,160         2,592,446
                                 --------     --------           ----------         ---------       ---------         ---------
Total Increase (Decrease) in Net
 Assets                            21,635     (687,506)            (121,274)        1,363,229      (1,275,878)        7,502,732
                                   ------     --------             --------         ---------      ----------         ---------
Net Assets at Beginning
 of Period                      6,535,329    7,222,835           13,128,818        11,765,589      14,362,566         6,859,834
                                ---------    ---------           ----------        ----------      ----------         ---------
Net Assets at End of Period    $6,556,964   $6,535,329         $ 13,007,544      $ 13,128,818     $13,086,688       $14,362,566
                               ==========   ==========         ============      ============     ===========       ===========
Undistributed net investment income
included in net assets at
end of period                   $  59,462     $ 24,792           $  364,740        $  333,862            $  0              $  0
                                =========     ========           ==========        ==========            ====              ====
                                                See Notes to Financial Statements

                                                 LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets



                          RS Diversified                              LPA Core                                   LPA Global
                         Growth Portfolio                         Equity Portfolio (1)                        Leaders Portfolio (2)
              ------------------------------------------ ------------------------------------------ --------------------------------
                      Year Ended        Year Ended            Year Ended        Year Ended        Year Ended      Period Ended
                  December 31, 2000  December 31, 1999      December 31, 2000 December 31,1999 December 31, 2000 December 31,1999(3)
                  -----------------  -----------------      ----------------------------------  ----------------------------------
Increase (Decrease) in Net
Assets from Operations:
Net investment income (loss)$(131,553)   $  (76,494)         $     56,531       $  48,075    $            (87)           $  (1,850)
Net realized gain (loss) on
 securities and foreign
 currency transactions      2,601,096     4,967,989               770,717         536,565             (154,593)            (10,932)
Net change in unrealized
 appreciation (depreciation) of
 securities and foreign  currency
 transactions              (6,773,496)    3,871,787            (1,822,477)      1,011,348             (219,607)            171,227
                           ----------     ---------            ----------       ---------             --------             -------
Net increase (decrease) in net
 assets resulting from
 operations                (4,303,953)    8,763,282              (995,229)      1,595,988             (374,287)            158,445
                           ----------     ---------              --------       ---------             --------             -------
Distributions to Shareholders from:
 Net investment income              0             0               (48,075)        (52,006)                   0                   0
 Net realized gain
  on investments           (6,170,517)   (2,740,723)             (540,851)        (89,495)                   0                   0
                           ----------    ----------              --------         -------                    -                   -
 Total distributions       (6,170,517)   (2,740,723)             (588,926)        (141,501)                  0                   0
                           ----------    ----------              --------         --------                   -                   -
Share Transactions:
Net proceeds from sale
 of shares                  3,839,725     2,744,479             1,742,205        1,571,204           1,480,417           1,380,335
Issued to shareholders in
 reinvestment of dividends  6,170,517     2,740,723               588,926          141,501                   0                   0
Cost of  shares repurchased(4,888,869)   (2,722,879)           (2,247,150)      (2,098,213)           (290,391)            (11,453)
                           ----------    ----------            ----------       ----------            --------             -------
Net increase (decrease) from
 share transactions (Note 5)5,121,373     2,762,323                83,981         (385,508)          1,190,026           1,368,882
                            ---------     ---------                ------         --------           ---------           ---------
Total Increase (Decrease)
 in Net Assets             (5,353,097)    8,784,882            (1,500,174)       1,068,979             815,739           1,527,327
                           ----------     ---------            ----------        ---------             -------           ---------
Net Assets at Beginning
 of Period                 15,041,749     6,256,867             9,237,720        8,168,741           1,527,327                   0
                           ----------     ---------             ---------        ---------           ---------                   -
Net Assets at End of Period$9,688,652   $15,041,749            $7,737,546       $9,237,720          $2,343,066         $ 1,527,327
                           ==========   ===========            ==========       ==========          ==========         ===========
Undistributed net investment
income ncluded in net assets
at end of  period                  $0         $   0              $ 56,531         $ 48,075                  $0               $   0
                                   ==         =====              ========         ========                  ==               =====
(1) Formerly Lexington Corporate Leaders Portfolio
(2) Formerly SAI Global Leaders Portfolio
(3) For  the period May 11, 1999 (Commencement of  Operations) to December 31, 1999

                                                  See Notes to Financial Statements

                                                   LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period


                                                    Harris Associates Value Portfolio (1)
                           ----------------------- ------------------ ------------------ ------------------- ----------------------

                                    Year Ended            Year Ended         Year Ended         Year Ended           Period Ended
                                December 31, 2000       December 31,1999  December 31,1998   December 31,1997     December 31, 1996*


Net Asset Value, Beginning of Period        $13.95             $14.03             $13.45              $11.86               $10.00

Income from Investment Operations:
Net investment income (a)                     0.12               0.05               0.10                0.08                 0.10
Net realized and unrealized gain on
 investments                                  1.27               0.61               0.48                2.94                 2.13
                                              ----               ----               ----                ----                 ----
Total from investment operations              1.39               0.66               0.58                3.02                 2.23
                                              ----               ----               ----                ----                 ----
Less Distributions:
Dividends from net investment income         (0.05)             (0.09)              0.00               (0.05)               (0.10)
Distributions from net realized capital gains(0.82)             (0.65)              0.00               (1.38)               (0.27)
                                             -----              -----               ----               -----                -----
Total distributions                          (0.87)             (0.74)              0.00               (1.43)               (0.37)
                                             -----              -----               ----               -----                -----
Net Asset Value, End of Period              $14.47             $13.95             $14.03              $13.45               $11.86
                                            ======             ======             ======              ======               ======
Total Return ++                              10.77%              4.65%              4.31%              25.56%               20.39%
                                             =====               ====               ====               =====                =====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)        $6,557             $6,535             $7,223              $3,523               $1,421

Ratio of operating expenses to average net
 assets                                       1.29%              1.29%              1.29%               1.29%                1.26%+
Ratio of net investment income to average net
 assets                                       0.91%              0.35%              0.75%               0.56%                1.01%+
Portfolio turnover rate                     105.65%             22.47%             49.83%              84.94%               41.08%
Ratio of operating expenses to average net
  assets before expense reimbursements        1.91%              1.85%              1.85%               4.22%                7.55%+
Net investment income (loss) per share before
  expense reimbursements (a)                 $0.04             ($0.03)             $0.03              ($0.32)              ($0.52)

+      Annualized
++     Total returns represent aggregate total return for the years ended December 31, 2000, 1999, 1998 and 1997 and for the period
       February 9, 1996 (effective date) to December 31, 1996, respectively.  The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a)    Based on the average of the daily shares outstanding throughout the year.
(1)    Formerly MAS Value Portfolio (Note 1)
*      For the period January 31, 1996 (Commencement of Operations) to December 31, 1996
                                                       See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                          Financial Highlights
                                             For a Share Outstanding Throughout the Period




                                                                 MFS Total Return Portfolio
                     --------------------------------------------------------------------------------------------------------------

                                  Year Ended             Year Ended            Year Ended           Year Ended       Period Ended
                              December 31, 2000      December 31, 1999      December 31, 1998   December 31, 1997 December 31, 1996*
                              -----------------      -----------------      -----------------   ------------------------------------

Net Asset Value, Beginning of Period    $13.83                $14.28                 $12.80           $10.90               $10.00

Income from Investment Operations:
Net investment income (a)                 0.41                  0.38                   0.37             0.35                 0.25
Net realized and unrealized gain on
investments                               1.76                  0.02                   1.16             1.95                 0.85
                                          ----                  ----                   ----             ----                 ----
Total from investment operations          2.17                  0.40                   1.53             2.30                 1.10

Less Distributions:
Dividends from net investment income     (0.39)                (0.28)                  0.00            (0.19)               (0.20)
Distributions from net realized capital
gains                                    (0.42)                (0.57)                 (0.05)           (0.21)               (0.00)
                                         -----                 -----                  -----            -----                -----
Total distributions                      (0.81)                (0.85)                 (0.05)           (0.40)               (0.20)
                                         -----                 -----                  -----            -----                -----

Net Asset Value, End of Period          $15.19                $13.83                 $14.28           $12.80               $10.90
                                        ======                ======                 ======           ======               ======
Total Return ++                          16.16%                 2.92%                 11.98%           21.18%                9.81%
                                         =====                  ====                  =====            =====                 ====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)   $13,008               $13,129                $11,766           $5,973               $1,529

Ratio of operating expenses to average net
assets                                    1.29%                 1.29%                  1.29%            1.29%                1.26%+
Ratio of net investment income to average
net assets                                2.91%                 2.67%                  2.72%            2.80%                2.59%+
Portfolio turnover rate                 109.29%               109.20%                126.29%          103.75%               53.91%
Ratio of operating expenses to average net
 assets before expense reimbursements     1.61%                 1.60%                  1.87%            3.88%                7.84%+
Net investment income (loss) per share
 before expense reimbursements (a)       $0.37                 $0.34                  $0.29            $0.03               ($0.38)

+     Annualized
++    Total returns represent aggregate total return for the years ended December 31, 2000, 1999, 1998 and 1997 and for the period
      February 9, 1996(effective date) to  December 31, 1996, respectively.The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a)   Based on the average of the daily shares outstanding throughout the year.
*     For the period January 31, 1996 (Commencement of Operations) to December 31, 1996
                                                 See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period




                                                      Strong Growth Portfolio
                             -------------------------------------------------------------------------------------------------------

                                 Year Ended            Year Ended          Year Ended           Year Ended         Period Ended
                             December 31, 2000        December 31, 1999  December 31, 1998    December 31, 1997  December 31, 1996*
                             -----------------        -----------------  -----------------    -----------------  ------------------


Net Asset Value, Beginning of Period   $27.36            $17.06                $13.47                $11.92              $10.00

Income from Investment Operations:
Net investment income (loss) (a)        (0.24)            (0.18)                (0.08)                (0.04)               0.25
Net realized and unrealized gain (loss)
 on investments                         (1.11)            13.79                  4.17                  3.07                2.49
                                        -----             -----                  ----                  ----                ----
Total from investment operations        (1.35)            13.61                  4.09                  3.03                2.74
                                        -----             -----                  ----                  ----                ----
Less Distributions:
Dividends from net investment income     0.00              0.00                  0.00                  0.00               (0.22)
Distributions from net realized
 capital gains                          (9.43)            (3.31)                (0.50)                (1.48)              (0.60)
                                        -----             -----                 -----                 -----               -----
Total distributions                     (9.43)            (3.31)                (0.50)                (1.48)              (0.82)
                                        -----             -----                 -----                 -----               -----

Net Asset Value, End of Period         $16.58            $27.36                $17.06                $13.47              $11.92
                                       ======            ======                ======                ======              ======

Total Return ++                         (4.82%)           81.45%                30.43%                25.56%              20.27%
                                        =====             =====                 =====                 =====               =====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)  $13,087           $14,363                $6,860                $2,912              $1,513
Ratio of operating expenses to average net
 assets                                  1.29%             1.29%                 1.29%                 1.29%               1.26%+
Ratio of net investment income (loss) to average
 net assets                             (0.83%)           (0.88%)               (0.53%)               (0.26%)              2.25%+
Portfolio turnover rate                365.82%           342.87%               275.16%               270.11%             422.67%
Ratio of operating expenses to average net
 assets before expense reimbursements    1.38%             1.80%                 2.39%                 4.44%              7.09%+
Net investment (loss) per share before
 expense reimbursements (a)            ($0.27)           ($0.28)               ($0.24)               ($0.46)            ($0.39)

+   Annualized
++  Total returns represent aggregate total return for the years ended December 31, 2000, 1999, 1998 and 1997 and for the period
    February 9, 1996 (effective date) to December 31, 1996, respectively.  The total returns would have been lower  if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996
                                                                    See Notes to Financial Statements

                                                LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period



                                                    RS Diversified Growth Portfolio (1)
                               ----------------------------------------------------------------------------------------------------

                                        Year Ended          Year Ended         Year Ended         Year Ended        Period Ended
                                    December 31, 2000    December 31, 1999 December 31, 1998    December 31, 1997 December 31, 1996*
                                    -----------------    -----------------------------------    ------------------------------------


Net Asset Value, Beginning of Period      $23.05             $12.00               $10.22              $8.58              $10.00

Income from Investment Operations:
Net investment income (loss) (a)           (0.19)             (0.14)               (0.08)             (0.07)               2.10
Net realized and unrealized gain (loss)
 on investments                            (5.95)             15.96                 1.86               1.71               (1.69)
                                           -----              -----                 ----               ----               -----
Total from investment operations           (6.14)             15.82                 1.78               1.64                0.41
                                           -----              -----                 ----               ----                ----
Less Distributions:
Dividends from net investment income        0.00               0.00                 0.00               0.00               (1.83)
Distributions from net realized
 capital gains                             (8.84)             (4.77)                0.00               0.00                0.00
                                           -----              -----                 ----               ----                ----
Total distributions                        (8.84)             (4.77)                0.00               0.00               (1.83)
                                           -----              -----                 ----               ----               -----

Net Asset Value, End of Period             $8.07             $23.05               $12.00             $10.22               $8.58
                                           =====             ======               ======             ======               =====

Total Return ++                           (30.87%)           137.04%               17.42%             19.12%               2.42%
                                          ======             ======                =====              =====                ====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)      $9,689            $15,042               $6,257             $3,452              $1,441
Ratio of operating expenses to average
 net assets                                 1.39%              1.39%                1.39%              1.39%               1.36%+
Ratio of net investment income (loss) to
 average net assets                        (0.92%)            (0.87%)              (0.73%)            (0.72%)             20.30%+
Portfolio turnover rate                   374.57%            480.03%              381.64%            234.54%           2,242.85%
Ratio of operating expenses to average net
 assets before expense reimbursements       1.60%              1.97%                2.37%              4.53%               7.02%+
Net investment income (loss) per share
 before expense reimbursements (a)        ($0.23)            ($0.24)              ($0.18)            ($0.35)              $1.51


+   Annualized
++  Total returns represent aggregate total return  for the years ended December 31,  2000, 1999, 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
(1) Formerly Berkeley Smaller Companies Portfolio (Note 1).
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996
                                                              See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                          Financial Highlights
                                             For a Share Outstanding Throughout the Period


                                              LPA Core Equity Portfolio (1)
                                 -----------------------------------------------------------------------------------------
                                   Year Ended       Year Ended       Year Ended         Year Ended       Period Ended
                                 December 31, 2000 December 31, 1999 December 31, 1998 December 31,1997 December 31, 1996*
                                 -----------------------------------------------------------------------------------------



Net Asset Value, Beginning of Period    $17.70          $14.97            $13.39          $11.44             $10.00

Income from Investment Operations:
Net investment income (loss) (a)          0.11            0.09              0.12            0.13               0.14
Net realized and unrealized gain (loss) on
 investments                             (1.96)           2.91              1.49            2.70               1.42
                                         -----            ----              ----            ----               ----
Total from investment operations         (1.85)           3.00              1.61            2.83               1.56
                                         -----            ----              ----            ----               ----
Less Distributions:
Dividends from net investment income     (0.09)          (0.10)             0.00           (0.08)             (0.12)
Distributions from net realized
 capital gains                           (1.07)          (0.17)            (0.03)          (0.80)             (0.00)
                                         -----           -----             -----           -----              -----
Total distributions                      (1.16)          (0.27)            (0.03)          (0.88)             (0.12)
                                         -----           -----             -----           -----              -----

Net Asset Value, End of Period          $14.69          $17.70            $14.97          $13.39             $11.44
                                        ======          ======            ======          ======             ======

Total Return ++                         (11.06%)         20.05%            12.04%          24.71%             12.84%
                                        ======           =====             =====           =====              =====

Ratios to Average Net Assets/Supplemental
 Data
Net assets, end of period (in 000's)    $7,738          $9,238            $8,169          $3,453             $1,323
Ratio of operating expenses to average net
 assets                                   1.29%           1.29%             1.29%           1.29%             1.26%+
Ratio of net investmsnt income to
 average net assets                       0.67%           0.53%             0.87%           0.99%             1.40%+
Portfolio turnover rate                  76.78%          10.06%             7.08%          35.69%             0.00%
Ratio of operating expenses to average net
 assets before expense reimbursements and
 fee waivers                              1.33%           1.34%             1.60%           4.08%             6.86%+
Net investment income (loss) per share
 before expense reimbursements (a)       $0.10           $0.08             $0.08          $(0.24)           $(0.41)
+   Annualized
++  Total returns represent aggregate total return  for the years ended December 31, 2000, 1999, 1998 and 1997 and for the period
    February 9, 1996 (effective date) to December 31, 1996, respectively, for the LPA Core Equity Portfolio and for the year ended
    December 31, 2000 and for the period between May 11, 1999 to December 31, 1999 for LPA Global Leaders Portfolio.
    The total returns would have been lower if certain expenses had not been reimbursed and waived by London Pacific.
(1) Formerly Lexington Corporate Leaders Portfolio
(2) Formerly SAI Global Leaders Portfolio
(a) Based on the average of the daily shares outstanding throughout the year.
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996
**  For the period May 11, 1999 (Commencement of Operations) to December 31, 1999
                                                                     See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                          Financial Highlights
                                             For a Share Outstanding Throughout the Period


                                               LPA Global Leaders Portfolio (2)
                                  ---------------------------------------------
                                     Year Ended          Period Ended
                                 December 31, 2000   December 31, 1999**
                                 ----------------------------------------------


Net Asset Value, Beginning of Period    $11.70              $10.00

Income from Investment Operations:
Net investment income (loss) (a)          0.00               (0.03)
Net realized and unrealized gain (loss) on
 investments                             (1.84)               1.73
                                         -----                ----
Total from investment operations         (1.84)               1.70
                                         -----                ----
Less Distributions:
Dividends from net investment income      0.00                0.00
Distributions from net realized
 capital gains                            0.00                0.00
                                          ----                ----
Total distributions                       0.00                0.00
                                          ----                ----

Net Asset Value, End of Period           $9.86              $11.70
                                         =====              ======

Total Return ++                         (15.73%)             17.00%
                                        ======               =====

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)    $2,343              $1,527
Ratio of operating expenses to average net
 assets                                   1.29%               1.29%+
Ratio of net investment income (loss) to
 average net assets                       0.00%              (0.50%)+
Portfolio turnover rate                  44.80%              12.36%
Ratio of operating expenses to average net
 assets before expense reimbursements and
 fee waivers                              3.68%              9.86%+
Net investment income (loss) per share
 before expense reimbursements (a)      ($0.26)            $(0.61)
+   Annualized
++  Total returns represent aggregate total return  for the years ended December 31, 2000, 1999, 1998 and 1997 and for the period
    February 9, 1996 (effective date) to December 31, 1996, respectively, for the LPA Core Equity Portfolio and for the year ended
    December 31, 2000 and for the period between May 11, 1999 to December 31, 1999 for LPA Global Leaders Portfolio.
    The total returns would have been lower if certain expenses had not been reimbursed and waived by London Pacific.
(1) Formerly Lexington Corporate Leaders Portfolio
(2) Formerly SAI Global Leaders Portfolio
(a) Based on the average of the daily shares outstanding throughout the year.
*   For the period January 31, 1996 (Commencement of Operations) to December 31, 1996
**  For the period May 11, 1999 (Commencement of Operations) to December 31, 1999
                                                                     See Notes to Financial Statements

                                                    LPT Variable Insurance Series Trust
                                                   Harris Associates Value Portfolio
                                                        Schedule of Investments
                                                           December 31, 2000
                                                                                        Value
Shares                                                                               (Note 2)
------                                                                               --------

COMMON STOCKS - 97.80%
         Consumer Discretionary - 24.73%
  4,950  Black & Decker Corporation .................................................$194,288
  6,700  Brunswick Corporation  ......................................................110,131
  4,750  Carnival Corporation  .......................................................146,359
  7,000  Fortune Brands, Inc.  .......................................................210,000
  3,850  Jones Apparel Group, Inc.  +.................................................123,922
  3,750  Maytag Corporation...........................................................121,172
  5,800  Newell Rubbermaid, Inc. .....................................................131,950
  9,200  J.C. Penney, Inc. ...........................................................100,050
  4,000  Stanley Works................................................................124,750
 14,000  Toys R Us, Inc.   +..........................................................233,625
  3,800  Tricon Global Restaurants, Inc.   +..........................................125,400
                                                                                     --------
                                                                                    1,621,647
                                                                                    ---------
         General Business - 12.71%
  2,400  ACNielsen Corporation  +......................................................87,000
 10,850  Cendant Corporation  +.......................................................104,431
  3,900  Equifax, Inc.  ..............................................................111,881
  3,200  First Data Corporation.......................................................168,600
  5,850  H&R Block, Inc.  ............................................................242,044
  4,650  Moody's Corporation..........................................................119,447
                                                                                     --------
                                                                                      833,403
                                                                                      -------
         Capital Goods  12.01%
  1,900  B.F. Goodrich Company.........................................................69,113
  3,800  Cooper Industries, Inc. .....................................................174,563
  2,000  Eaton Corporation............................................................150,375
  5,000  Energizer Holdings, Inc.   +.................................................106,875
  3,400  Lockheed Martin Corporation..................................................115,430
  3,600  Rockwell International Corporation...........................................171,450
                                                                                     --------
                                                                                      787,806
                                                                                      -------
         Consumer Staples - 10.60%
  2,800  CVS Corporation  ............................................................167,825
  6,800  Dial Corporation..............................................................74,800
  3,800  H J Heinz Company............................................................180,263
  7,350  Kroger Company  +............................................................198,909
  3,000  Sara Lee Corporation..........................................................73,688
                                                                                      -------
                                                                                      695,485
                                                                                      -------

                                                   See Notes to Financial Statements
                                                  LPT Variable Insurance Series Trust
                                                     Harris Associates Value Portfolio
                                                    Schedule of Investments (Continued)
                                                           December 31, 2000
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
         Communications - 6.35%
  7,100  AT&T Corporation...........................................................$122,919
  8,400  Citizens Communications Company   +.........................................110,250
    600  Gannett, Inc. ...............................................................37,837
  2,550  Knight Ridder, Inc. ........................................................145,031
                                                                                    --------
                                                                                     416,037
                                                                                     -------
         Electronics - 5.96%
  3,750  Electronic Data Systems Corporation.........................................216,562
  2,350  Sungard Data Systems, Inc.   +..............................................110,744
  1,700  Teradyne, Inc.   +...........................................................63,325
                                                                                     -------
                                                                                     390,631
                                                                                     -------
         Consumer Non-Durables -  5.25%
 19,600  Mattel, Inc. ...............................................................283,024
  1,100  Nike, Inc. ..................................................................61,394
                                                                                     -------
                                                                                     344,418
                                                                                     -------
         Financial Services - 5.18%
  3,400  Bank One Corporation........................................................124,525
  4,050  Washington Mutual, Inc. ....................................................214,903
                                                                                    --------
                                                                                     339,428
                                                                                     -------
         Utilities - 2.91%
  4,300  TXU Corporation.............................................................190,544
                                                                                    --------
         Drugs & Health Care - 2.71%
  5,400  Apogent Technologies, Inc.  +...............................................110,700
  1,500  Chiron Corporation   +.......................................................66,750
                                                                                     -------
                                                                                     177,450
                                                                                     -------
         Construction Materials -  2.63%
  6,700  Masco Corporation...........................................................172,106
                                                                                    --------
         Broadcasting & Publishing - 2.61%
  8,200  AT&T Corporation (Liberty  Media Group)   +.................................111,212
  2,325  Dun & Bradstreet Corporation.................................................60,159
                                                                                     -------
                                                                                     171,371
                                                                                     -------
         Conglomerates - 1.91%
  2,700  Textron, Inc.  .............................................................125,550
                                                                                    --------
         Autos & Transportation - 1.61%
  4,500  Ford Motor Company..........................................................105,469
                                                                                    --------
         Office Equipment - 0.63%
  9,000  Xerox Corporation............................................................41,625
                                                                                     -------
         Total Common Stocks (Cost $5,728,218).....................................6,412,970
                                                                                  ----------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                     Harris Associates Value Portfolio
                                                    Schedule of Investments (Continued)
                                                           December 31, 2000
Principal                                                                             Value
Amount                                                                             (Note 2)
------                                                                             --------
SHORT-TERM OBLIGATIONS - 1.85%
         Repurchase Agreement - 1.85%
$121,000 Repurchase Agreement with State Street Bank and Trust Company, dated 12/29/00 at 5.25%, due 01/02/01, maturity value $121,071
         (collateralized by U.S. Treasury Note, 6.25%, due 10/31/01,
         par value $125,000; market value $126,879) (Cost $121,000)                $121,000
                                                                                   --------
TOTAL INVESTMENTS (COST $5,849,218*).............99.65%                          $6,533,970
OTHER ASSETS AND LIABILITIES (NET)................0.35                               22,994
                                                                                     ------
NET ASSETS......................................100.00%                          $6,556,964
                                               =======                           ==========
* Aggregate cost for Federal tax purposes is $6,090,842 (Note 4)
+ Non-income producing security
                                                   See Notes to Financial Statements
                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                        Schedule of Investments
                                                           December 31, 2000
                                                                                      Value
Shares                                                                             (Note 2)
------                                                                             --------
COMMON STOCKS - 56.52%
         Financial Services - 11.58%
  1,620  Allstate Corporation......................................................$70,571
    300  American General Corporation...............................................24,450
    100  American International Group, Inc. .........................................9,856
  2,099  Bank of America Corporation................................................96,292
    580  CIGNA Corporation..........................................................76,734
    513  Citigroup, Inc. ...........................................................26,212
  2,645  Federal Home Loan Mortgage Corporation....................................182,174
    230  Goldman Sachs Group, Inc. .................................................24,596
  1,975  The Hartford Financial Services Group, Inc. ..............................139,484
  3,753  HSBC Holdings PLC..........................................................55,277
    642  ING Groep NV...............................................................51,289
  2,115  J P Morgan Chase & Company.................................................96,100
    670  Jefferson Pilot Corporation................................................50,083
  1,120  Lincoln National Corporation...............................................52,990
  1,090  Mellon Bank Corporation....................................................53,614
    170  Merrill Lynch & Company, Inc. .............................................11,592
    310  MetLife, Inc. .............................................................10,850
    750  Morgan Stanley Dean Witter & Company ......................................59,438
  1,420  Nationwide Financial Services, Inc.  ......................................67,450
  1,950  PNC Financial Services Group, Inc. .......................................142,472
    700  SAFECO Corporation.........................................................23,012
  2,980  St. Paul Companies, Inc. .................................................161,851
    700  U.S. Bancorp...............................................................20,431
                                                                                   -------
                                                                                 1,506,818
                                                                                 ---------
         Energy - 8.11%
    930  Apache Corporation.........................................................65,158
  1,068  BP Amoco PLC, ADR..........................................................51,130
    800  Conoco, Inc.  .............................................................22,900
  1,300  Cooper Cameron Corporation   +.............................................85,881
  2,085  Devon Energy Corporation..................................................127,122
  1,630  Exxon Mobil Corporation...................................................141,708
    950  Halliburton Company........................................................34,438
    535  Kerr-McGee Corporation.....................................................35,812
  2,320  Noble Drilling Corporation    +...........................................100,775
  4,600  Occidental Petroleum Corporation..........................................111,550
  2,700  Royal Dutch Petroleum Company.............................................163,519
    860  Schlumberger Ltd.  ........................................................68,746
    990  Transocean Sedco Forex, Inc. ..............................................45,540
                                                                                   -------
                                                                                 1,054,279
                                                                                 ---------

                                                   See Notes to Financial Statements
                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2000
                                                                                     Value
Shares                                                                            (Note 2)
------                                                                            --------
COMMON STOCKS - (Continued)
         Utilities - 5.84%
    200  CMS Energy Corporation....................................................$6,337
  1,330  Coastal Corporation......................................................117,456
  1,500  Dominion Resources, Inc.  ...............................................100,500
    490  Duke Energy Company.......................................................41,773
    700  Exelon Corporation........................................................49,147
  1,810  National Fuel Gas Company................................................113,917
  5,225  NiSource, Inc.   +.......................................................160,669
  1,020  Pinnacle West Capital Corporation.........................................48,577
  1,010  Progress Energy, Inc. ....................................................49,679
    350  TXU Corporation...........................................................17,653
    800  WGL Holdings, Inc. .......................................................24,350
    730  Williams Companies, Inc. .................................................29,154
                                                                                  -------
                                                                                  759,212
                                                                                  -------
         Communications - 4.86%
    670  AT&T Corporation..........................................................11,599
  2,189  Alltel Corporation.......................................................136,676
    725  Centurytel, Inc. .........................................................25,919
    700  Nortel Networks Corporation...............................................22,585
  2,610  SBC Communications, Inc. ................................................124,628
  1,740  Sprint Corporation........................................................35,344
    980  Telephone & Data Systems, Inc. ...........................................88,200
  3,737  Verizon Communications...................................................187,317
                                                                                 --------
                                                                                  632,268
                                                                                  -------
         Materials and Processing - 4.16%
  3,535  Akzo Nobel NV ...........................................................189,868
  2,512  ALCOA, Inc.  .............................................................84,152
  7,000  Owens Illinois, Inc.  ....................................................39,813
  1,795  Phelps Dodge Corporation.................................................100,183
  3,480  Rohm & Haas Company......................................................126,367
                                                                                 --------
                                                                                  540,383
                                                                                  -------
         Consumer Discretionary - 3.93%
    340  Anheuser Busch Companies, Inc. ...........................................15,470
    630  Costco Wholesale Corporation..............................................25,161
  7,307  Diageo. ..................................................................81,946
  2,730  Fortune Brands, Inc. .....................................................81,900
  1,780  Gap, Inc. ................................................................45,390
  4,240  Harrah's Entertainment, Inc.    +........................................111,830
    700  Home Depot, Inc.  ........................................................31,981

                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2000
                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS - (Continued)
         Consumer Discretionary - (Continued)
  1,840  MGM Mirage, Inc.   ......................................................$51,865
  1,230  Wal Mart Stores, Inc.   ..................................................65,344
                                                                                  -------
                                                                                  510,887
                                                                                  -------
         Consumer Staples - 3.57%
  1,747  Archer Daniels Midland Company............................................26,210
    480  General Mills, Inc.  .....................................................21,390
  5,270  Kroger Company   +.......................................................142,619
    330  McCormick & Company, Inc. ................................................11,901
     34  Nestle SA ................................................................79,289
    660  Quaker Oats Company ......................................................64,267
  1,900  Safeway, Inc.   +........................................................118,750
                                                                                 --------
                                                                                  464,426
                                                                                  -------
          Drugs & Health Care - 3.26%
    940   Abbott Laboratories......................................................45,531
  1,530   American Home Products Corporation.......................................97,232
    130   Baxter International, Inc................................................11,481
    450   Bristol Myers Squibb Company.............................................33,272
    100   Community Health Systems, Inc.   +........................................3,500
  1,490   HCA - The Healthcare Company.............................................65,575
     47   Novartis AG..............................................................83,074
  1,376   Pharmacia Corporation....................................................83,936
                                                                                  -------
                                                                                  423,601
                                                                                  -------
          Capital Goods - 2.57%
  3,090   Deere & Company.........................................................141,561
  3,090   W. W. Grainger, Inc. ...................................................112,785
  1,900   Ingersoll-Rand Company...................................................79,563
                                                                                  -------
                                                                                  333,909
                                                                                  -------
          Broadcasting & Publishing - 2.53%

  2,140   Comcast Corporation......................................................89,345
  1,050   Gannett, Inc.............................................................66,216
  1,205   Infinity Broadcasting Corporation   +....................................33,665
  1,200   New York Times Company, Class A..........................................48,075
    230   Time Warner, Inc. .......................................................12,015
  1,714   Viacom,Inc.  +...........................................................80,129
                                                                                  -------
                                                                                  329,445
                                                                                  -------
                                            See Notes to Financial Statements

                                             LPT Variable Insurance Series Trust
                                                  MFS Total Return Portfolio
                                             Schedule of Investments (Continued)
                                                      December 31, 2000
                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS - (Continued)
          Aerospace - 1.72%
  1,215   Boeing Company..........................................................$80,190
  1,830   United Technologies Corporation.........................................143,884
                                                                                 --------
                                                                                  224,074
                                                                                  -------
          Autos & Transportation - 0.89%
  2,720   Burlington Northern Santa Fe Corporation.................................77,010
  1,478   Ford Motor Company.......................................................34,641
     70   United Parcel Service of America, Inc. ...................................4,117
                                                                                   ------
                                                                                  115,768
                                                                                  -------
          Software - 0.82%
  2,470   Microsoft Corporation   +...............................................107,136
                                                                                 --------
          Electronics - 0.79%
    250   Honeywell International, Inc. ...........................................11,828
    640   Intel Corporation........................................................19,240
    400   Lucent Technologies, Inc. ................................................5,257
  1,470   Motorola, Inc. ..........................................................29,768
    775   Texas Instruments, Inc. .................................................36,716
                                                                                  -------
                                                                                  102,809
                                                                                  -------
          Computer & Business Equipment - 0.78%
  2,865   Compaq Computer Corporation..............................................43,118
    689   International Business Machines Corporation..............................58,565
                                                                                  -------
                                                                                  101,683
                                                                                  -------
          Consumer Cyclical - 0.45%
  3,500   Delphi Automotive Systems Corporation....................................39,375
  1,710   Visteon Corporation......................................................19,665
                                                                                  -------
                                                                                   59,040
                                                                                   ------
          Real Estate - 0.38%
    900   Equity Residential Properties Trust......................................49,781
                                                                                  -------
          Business Services - 0.12%
  2,130   Office Depot, Inc.   +...................................................15,176
                                                                                  -------
          Chemicals - 0.10%
    330   Air Products & Chemicals, Inc. ..........................................13,530
                                                                                  -------
          Basic Industry - 0.06%
    110   Kimberly Clark Corporation................................................7,776
                                                                                   ------
          Total Common Stocks (Cost $6,360,232).................................7,352,001
                                                                               ----------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2000
                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
PREFERRED STOCKS - 0.61%
    109   CVS Automatic Com Exchange Securities Trust.............................$10,879
    560   Cox Communications, Inc. ................................................27,930
    500   NiSource, Inc. ..........................................................27,094
  1,000   Owens Illinois, Inc. ....................................................13,000
                                                                                  -------
          Total Preferred Stocks (Cost $96,930)....................................78,903
                                                                                  -------
WARRANTS - 0.01%
    660   NiSource, Inc.+(Cost $1,341)..............................................1,815
                                                                                   ------

Principal
Amount
------
CORPORATE BONDS AND NOTES - 22.72%
$44,000   AFLAC, Inc., 6.50%, due 04/15/2009.......................................42,752
  9,000   AT&T Capital Corporation, 6.25%, due 05/15/2001...........................8,979
 14,000   Alberta Energy Ltd., 7.65%, due 05/15/2010...............................14,770
  9,000   Alberta Energy Ltd., 8.125%, due 09/15/2030...............................9,606
  9,345   American Airlines, 6.855%, due 04/15/2009.................................9,498
 20,000   American Tower Corporation, 144A, 5.00%, due 02/15/2010..................18,175
 10,000   American Tower Corporation, 5.00%, due 02/15/2010.........................9,138
 29,000   Associates Corporation of North America, 5.50%, due 02/15/2004...........28,243
 16,000   Atlantic Mutual Insurance Company, 144A, 8.15%, due 02/15/2028...........11,547
 19,000   BCH Cayman Island Ltd., 7.70%, due 07/15/2006............................19,772
 23,362   Bear Stearns Commercial Mortgage Securities,  6.80%, due 09/15/2008 .....23,904
  2,000   Beaver Valley II Funding Corporation, 9.00%, due 06/01/2017...............2,156
 26,000   Belo AH Corporation, 7.75%, due 06/01/2027...............................22,711
  8,000   Belo AH Corporation, 7.25%, due 09/01/2027................................6,583
 16,000   Boeing Capital Corporation, 7.375%, due 09/10/2027...................... 17,220
 15,000   Building Materials Corporation of America, 8.00%, due 12/01/2008..........3,750
 13,000   CMS Energy Corporation, 8.00%, due 07/01/2001............................12,959
 16,000   CSC Holdings, Inc., 8.125%, due 07/15/2009...............................16,059
 38,000   CWMBS, Inc., 8.00%, due 06/25/2030.......................................39,119
 10,000   Calenergy, Inc., 7.23%, due 09/15/2005...................................10,195
200,000   Century Communications Corporation,  0.00%, due 01/15/2008...............78,000
 10,000   Chancellor Media Corporation, 8.75%, due 06/15/2007......................10,250
 17,000   Chase Commercial Mortgage Securities Corporation,
          6.39%, due 11/18/2008....................................................17,064
 10,793   Chase Commercial Mortgage Securities Corporation,
          7.543%, due 07/15/2032...................................................11,375
 25,000   Chase Manhattan Corporation, 6.75%, due 12/01/2004.......................25,308
 50,000   Citigroup, Inc., 7.25%, due 10/01/2010...................................51,715
                                                   See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2000

Principal                                                                           Value
Amount                                                                           (Note 2)
------                                                                           --------
CORPORATE BONDS AND NOTES (Continued)
 $7,000   Cleveland Electric Illuminating Company, Secured Note, 144A,
          7.88%, due 11/01/2017................................................... $7,140
 93,000   Cleveland Electric Illuminating Company, 9.00%, due 07/01/2023...........97,436
 28,000   Coastal Corporation, 6.20%, due 05/15/2004...............................27,745
 23,000   Comm 2000 Fl2, 144A, 1.00%, due 04/17/2011...............................22,987
 20,000   Commercial Mortgage Acceptance Corporation, 144A,
          5.44%, due 05/15/2013....................................................13,506
 16,000   Commonwealth Edison Company, 8.50%, due 07/15/2022.......................16,710
  3,000   Connecticut Light & Power Company, 7.875%, due 06/01/2001.................3,015
 65,000   Connecticut Light & Power Company, 7.875%, due 10/01/2024................65,325
 29,365   Continental Airlines, 6.648%, due 09/15/2017.............................28,998
 10,000   Countrywide Funding Corporation, 6.25%, due 04/15/2009................... 9,377
 15,000   Cox Communications, Inc., 7.75%, due 11/01/2010......................... 15,528
100,000   Crimi Mae Commercial Mortgage Trust, 144A, 7.00%, due 03/02/2011.........96,034
 34,000   Daimler Chrysler N A Holding Corporation, 6.63%, due 09/21/2001..........34,073
 12,000   John Deere Capital Corporation, 7.00%, due 10/15/2002....................12,172
 14,000   Dominion Resources, Inc., 8.125%, due 06/15/2010.........................15,133
 24,000   EOP Operations  Ltd. Partnership, 7.75%, due 11/15/2007..................24,605
  8,000   EOP Operations  Ltd. Partnership, 8.10%, due 08/01/2010...................8,400
 10,000   Enron Corporation, 7.875%, due 06/15/2003................................10,386
 11,000   Entergy Mississippi, Inc., 6.20%, due 05/01/2004.........................10,695
 38,000   Federated Department Stores, Inc., 8.50%, due 06/15/2003.................38,800
 14,000   FleetBoston Financial Corporation, 7.25%, due 09/15/2005.................14,397
 77,000   Ford Motor Credit Company, 7.60%, due 08/01/2005.........................79,193
 14,000   Ford Motor Credit Company, 7.375%, due 10/28/2009........................13,965
 20,000   FrontierVision Operation Partnership, LP, 11.00%, due 10/15/2006.........18,300
  7,269   GGIB Funding Corporation, Secured Lease Obligation Bond,
          7.43%, due 01/15/2011.....................................................7,311
 38,000   GS Escrow Corporation, 6.75%, due 08/01/2001.............................37,724
 35,815   GS Mortgage Securities Corporation, 6.06%, due 10/18/2030................35,690
 26,000   General Electric Capital Corporation, 7.50%, due 05/15/2005..............27,590
  9,000   General Electric Capital Corporation, 8.85%, due 03/01/2007..............10,263
 29,000   General Electric Capital Corporation, 8.70%, due 03/01/2007..............32,639
  7,000   General Electric Capital Corporation, 8.75%, due 05/21/2007...............7,966
 12,000   General Electric Capital Corporation, 8.50%, due 07/24/2008..............13,662
 18,000   General Electric Capital Corporation, 7.375%, due 01/19/2010.............19,433

                                           See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                                MFS Total Return Portfolio
                                            Schedule of Investments (Continued)
                                                     December 31, 2000
Principal                                                                           Value
Amount                                                                           (Note 2)
------                                                                           --------
CORPORATE BONDS AND NOTES (Continued)
$25,000   General Motors Acceptance Corporation, 6.75%, due 12/10/2002............$25,151
 14,000   General Motors Acceptance Corporation, 5.95%, due 03/14/2003.............13,792
  8,000   General Motors Corporation, 9.40%, due 07/15/2021.........................9,281
110,000   Georgia Pacific Corporation, 9.50%, due 05/15/2022.......................95,997
100,000   Goldman Sachs Group, LP, 144A, 5.90%, due 01/15/2003.....................98,898
 30,000   Gulf Canada Resources Ltd., 9.25%, due 01/15/2004........................30,362
  5,000   Gulf States Utilities Company, 8.25%, due 04/01/2004......................5,237
 18,000   HCA - The Healthcare Company, 8.75%, due 09/01/2010......................18,945
 19,000   Hearst Argyle Television, Inc., 7.50%, due 11/15/2027....................16,361
  3,348   Illinois Power Supply, 5.26%, due 06/25/2003..............................3,330
 41,000   Lehman Brothers Holdings, 7.75%, due 01/15/2005..........................42,457
  1,000   Liberty Media Corporation, 8.25%, due 02/01/2030............................917
 31,000   Loews Corporation, 3.125%, due 09/15/2007................................27,346
 37,000   MGM Mirage, Inc., 8.50%, due 09/15/2010..................................37,994
  4,000   Metronet Communciations Corporation, 0%, due 06/15/2008...................3,271
 15,000   MidAmerican Funding, LLC, 144A, 5.85%, due 03/01/2001....................14,973
 23,000   MidAmerican Funding, LLC, 144A, 6.927%, due 03/01/2029...................20,758
 34,730   Midland Funding Corporation, Senior Secured Lease Bond,
          Series C, 10.33%, due 07/23/2002 ........................................35,264
  8,000   J.P. Morgan Commercial Mortgage Finance Corporation, 144A,
          6.613%, due 01/15/2030 ...................................................8,097
 22,000   Morgan Stanley Group, Inc., 7.125%, due 01/15/2003.......................22,394
 12,708   NRG Energy, 144A, 8.962%, due 03/15/2016.................................13,491
 10,000   NRG Energy, 8.70%, due 03/15/2005........................................10,338
  8,000   News America, Inc., 6.703%, due 05/21/2004................................7,861
 16,000   News America, Inc., 6.625%, due 01/09/2008...............................15,112
  3,000   News America, Inc., 7.30%, due 04/30/2028.................................2,417
 43,098   Niagara Mohawk Power Corporation, 7.25%, due 10/01/2002..................43,309
 39,000   Niagara Mohawk Power Corporation, 7.75%, due 05/15/2006..................40,895
 49,000   NiSource Financial Corporation, 144A, 7.875%, due 11/15/2010.............51,252
 20,000   Nortek, Inc., 9.25%, due 03/15/2007......................................18,250
 10,057   Northeast Utilities Systems, 8.58%, due 12/01/2006.......................10,185
 12,000   NSTAR., 8.00%, due 02/15/2010............................................12,622
 18,000   Occidental Petroleum Corporation, 6.40%, due 04/01/2003..................18,018
  5,000   PNPP II Funding Corporation, 9.12%, due 05/30/2016........................5,409
 14,000   Phillips Petroleum Company, 8.50%, due 05/25/2005........................15,146
 39,000   QWEST Capital Funding, Inc., 144A, 7.75%, due 08/15/2006.................40,631
 99,935   RGS Aegco Funding Corporation, 9.81%, due 12/07/2022................... 116,436
 40,000   Residential Accredit Loans, Inc., 6.75%, due 10/25/2028..................39,381
                                            See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                                MFS Total Return Portfolio
                                            Schedule of Investments (Continued)
                                                    December 31, 2000
Principal                                                                           Value
Amount                                                                           (Note 2)
------                                                                           --------
CORPORATE BONDS AND NOTES (Continued)
 $7,000   Residential Funding Mortgage Securities, 7.66%, due 09/25/2012...........$7,191
 60,000   Salton Sea Funding Group Corporation, Senior Secured Bond,
          7.84%, due 05/30/2010....................................................60,298
  7,000   Socgen Real Estate Company, LLC, 144A, 7.64%, due 12/29/2049..............6,794
 25,000   SONAT, Inc., 7.625%, due 07/15/2011......................................26,033
 34,000   Sprint Capital Corporation, 6.50%, due 11/15/2001........................33,989
 42,000   Sprint Capital Corporation, 5.875%, due 05/01/2004.......................40,332
  6,000   State Street Corporation, 7.65%, due 06/15/2010...........................6,410
 20,000   Summit Acceptance Auto Investment LLC,144A , 7.51%, due 02/15/2007.......20,156
 18,000   SunAmerica Institutional, 5.75%, due 02/16/2009..........................16,985
 59,000   TCI Communications Financing III, Capital Securities,
          9.65%, due 03/31/2027....................................................63,719
 12,000   TXU Eastern Funding Company, 6.15%, due 05/15/2002.......................11,832
 11,000   Telecomunicaciones de Puerto Rico, 6.65%, due 05/15/2006.................10,728
  5,000   Tenet Healthcare Corporation, 8.00%, due 01/15/2005.......................5,063
 13,000   Tennessee Gas Pipeline Company, 7.625%, due 04/01/2037...................12,926
  5,000   Texas Gas Transmission Corporation, 7.25%, due 07/15/2027.................4,849
 10,000   Texas Utilities Company, 5.94%, due 10/15/2001............................9,934
 22,000   Time Warner Entertainment Company, LP, 10.15%, due 05/01/2012............26,940
 10,000   Time Warner, Inc., 6.875%, due 06/15/2018.................................9,509
 43,000   Time Warner, Inc., Pass-thru Asset Trust, 144A, 6.10%, due 12/30/2001....42,804
 10,000   Union Pacific Corporation, 5.78%, due 10/15/2001..........................9,923
 16,000   Union Pacific Corporation, 6.34%, due 11/25/2003.........................15,954
 19,000   United Mexican States, 9.875%, due 02/01/2010............................20,444
 10,000   US Timberlands Company, 9.625%, due 11/15/2007............................8,000
 22,000   US West Communications, Inc., 144A,  7.625%, due 06/09/2003..............22,483
  7,000   Utilicorp United, Inc., 7.00%, due 07/15/2004.............................6,917
 11,065   Waterford 3 Funding Corporation, Secured Lease Collateral Bond,
          8.09%, due 01/02/2017....................................................11,290
  7,000   Williams Gas Pipelines, 144A, 7.375%, due 11/15/2006......................7,195
 42,000   Wisconsin Electric Power Company, 6.625%, due 12/01/2002.................42,186
  5,000   WorldCom, Inc., 8.875%, due 01/15/2006....................................5,165
                                                                                   ------
          Total Corporate Bonds and Notes (Cost $3,030,045).....................2,954,673
                                                                               ----------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2000
Principal                                                                           Value
Amount                                                                            Note 2)
------                                                                            -------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.74%
          Government National Mortgage Association (GNMA) - 5.71%
$61,554   Pool #780214, 8.00%, due 12/15/2022.....................................$63,400
  3,964   REMIC, 8.00%, due 06/20/2025..............................................4,082
 45,190   Pool #377615, 7.50%, due 09/15/2025......................................46,038
 31,327   Pool #410122, 7.50%, due 10/15/2025......................................31,902
 23,689   Pool #247754, 7.50%, due 11/15/2026......................................24,119
 22,096   Pool #780546, 7.50%, due 04/15/2027......................................22,497
 18,839   Pool #453937, 7.50%, due 08/15/2027......................................19,169
 17,433   Pool #455301, 7.50%, due 09/15/2027......................................17,738
 45,469   Pool #433627, 7.00%, due 02/15/2028......................................45,668
 19,040   Pool #469399, 7.00%, due 03/15/2028......................................19,123
 32,941   Pool #467737, 7.00%, due 04/15/2028......................................33,102
 29,014   Pool #480352, 7.00%, due 07/15/2028......................................29,140
 89,279   Pool #525494, 8.00%, due 12/15/2029......................................91,623
 44,796   Pool #500212, 8.00%, due 02/15/2030......................................45,972
 48,873   Pool #477949, 8.00%, due 08/15/2030......................................50,156
193,803   Pool #479602, 8.00%, due 09/15/2030.....................................198,890
                                                                                 --------
          Total GNMA..............................................................742,619
                                                                                 --------
          Federal National Mortgage Association (FNMA) - 4.03%
  5,000   6.625%, due 01/15/2002....................................................5,047
 25,000   6.00%, due 12/15/2005....................................................25,274
 29,857   Pool #410201, 5.722%, due 03/01/2009.....................................29,034
192,000   7.25%, due 01/15/2010...................................................208,500
 35,586   Pool #508538, 7.00%, due 08/01/2029......................................35,642
 70,560   Pool #527823, 7.00%, due 02/01/2030......................................70,670
 49,373   Pool #535532, 7.00%, due 09/01/2030......................................49,450
 98,840   Pool #550544, 7.50%, due 09/01/2030.....................................100,291
                                                                                 --------
          Total FNMA..............................................................523,908
                                                                                 --------
          Total U.S. Government Agency Obligations (Cost $1,239,838)............1,266,527
                                                                               ----------
TREASURY OBLIGATIONS - 5.51%
          U.S. Treasury Notes - 3.92%
 22,000   6.50%, due 08/31/2001....................................................22,106
100,000   6.375%, due 09/30/2001..................................................100,500
142,000   6.75%, due 05/15/2005...................................................151,274
 46,000   5.75%, due 11/15/2005....................................................47,502
 71,472   4.25%, due 01/15/2010....................................................74,264
 41,000   6.50%, due 02/15/2010....................................................44,856
 66,000   5.875%, due 08/15/2010...................................................69,166
                                                                                  -------
                                                                                  509,668
                                                                                  -------
                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 2000
Principal                                                                           Value
Amount                                                                           (Note 2)
------                                                                           --------
TREASURY OBLIGATIONS - (Continued)
          U.S. Treasury Bonds - 1.59%
$153,000  6.125%, due 08/15/2029.................................................$166,412
  37,000  6.25%, due 05/15/2030....................................................41,278
                                                                                  -------
                                                                                  207,690
                                                                                  -------
          Total Treasury Obligations (Cost $692,909)..............................717,358
                                                                                 --------
EUROBONDS - 0.23%
   8,000  Deutsche Finance NV, 144A, 0.00%, due 02/12/2017 .........................3,820
   5,000  Koninklijke KPN NV, 144A, 8.375%, due 10/01/2030..........................4,575
   4,000  Royal KPN NV, 144A, 8.00%, due 10/01/2010.................................3,865
  18,000  Telefonica Europe BV, 7.35%, due 09/15/2005..............................18,185
                                                                                  -------
          Total Eurobonds (Cost $31,191) ..........................................30,445
                                                                                  -------
SHORT-TERM OBLIGATIONS - 4.68%
          Discount Note - 4.68%
 609,000  Federal Home Loan Bank, 5.50%, due 01/02/2001...........................608,907
                                                                                 --------
Shares
------
          Investment Company - 0.00%
      60  Seven Seas Money Market Fund.................................................60
                                                                                      ---
          Total Short-Term Obligations (Cost $608,967)............................608,967
                                             --------                            --------
TOTAL INVESTMENTS (COST $12,061,453*)           100.02%                       $13,010,689
OTHER ASSETS AND LIABILITIES (NET)..............( 0.02)                            (3,145)
                                                ------                             ------
NET ASSETS......................................100.00%                       $13,007,544
                                               =======                        ===========

* Aggregate cost for Federal tax purposes is $12,086,643 (Note 4)
+ Non-income producing security
144A after the name of a security represents those securities exempt from registration under Rule 144A of the Securities Act of
1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $529,181 or 4.07% of net assets.


                    -----------------------------------------------------------------
                                            GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                                REMIC  Real Estate Mortgage Investment Conduit


                    -----------------------------------------------------------------
                                             See Notes to Financial Statements

                                            LPT Variable Insurance Series Trust
                                                   Strong Growth Portfolio
                                                   Schedule of Investments
                                                      December 31, 2000
                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS - 95.72%
          Financial Services - 24.81%
  4,300   Ace Ltd. ..............................................................$182,481
  3,300   AMBAC Financial Group, Inc. ............................................192,431
  2,000   Citigroup, Inc. ........................................................102,125
  4,000   Concord EFS, Inc.  +....................................................175,750
  1,200   Countrywide Credit Industries, Inc. .....................................60,300
  1,000   Everest Reinsurance Group Ltd. ..........................................71,625
  5,000   Federal Home Loan Mortgage Corporation  +...............................344,375
  3,600   Federal National Mortgage Association   +...............................312,300
  2,100   Fifth Third Bancorp.....................................................125,475
  2,700   First Tennessee National Corporation.....................................78,131
  2,000   Golden West Financial Corporation.......................................135,000
    600   The Hartford Financial Services Group, Inc. .............................42,375
  1,500   Lehman Brothers Holdings, Inc.  ........................................101,438
    800   MGIC Investment Corporation..............................................53,950
  1,200   Merrill Lynch & Company, Inc. ...........................................81,825
  1,800   Morgan Stanley Dean Witter & Company....................................142,650
  2,500   Northern Trust Corporation..............................................203,906
  1,300   PNC Financial Services Group, Inc.  .....................................94,981
  1,000   PartnerRe Ltd............................................................61,000
    800   State Street Corporation.................................................99,368
  1,500   TCF Financial Corporation................................................66,844
  2,000   UNUMProvident Corporation................................................53,750
  2,500   USA Education, Inc. ....................................................170,000
  1,500   Waddell & Reed Financial, Inc. ..........................................56,438
  1,700   Washington Mutual, Inc. .................................................90,206
  1,700   XL Capital Ltd. ........................................................148,538
                                                                                 --------
                                                                                3,247,262
                                                                                ---------
          Drugs & Health Care - 24.00%
  1,500   Allergan, Inc. .........................................................145,219
  2,500   ALZA Corporation   +....................................................106,250
  2,000   Applera Corporation (Applied Biosystems Group)   +......................188,125
  1,500   Biovail Corporation    +.................................................58,260
  2,500   Cardinal Health, Inc. ..................................................249,063
  2,000   Elan Corporation, PLC   +................................................93,625
  1,000   Express Scripts, Inc.   +...............................................102,250
  2,300   Genzyme Corporation   +.................................................206,856
  1,700   Human Genome Sciences, Inc.   +.........................................117,831
    300   IDEC Pharmaceuticals Corporation   +.....................................56,869

                                   See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                                        Strong Growth Portfolio
                                  Schedule of Investments (Continued)
                                           December 31, 2000
                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS - (Continued)
          Drugs and Health Care - (Continued)
  2,000   King Pharmaceuticals, Inc.   +.........................................$103,375
  1,500   Laboratory Corporation of America Holdings   +..........................264,000
  2,500   Millennium Pharmaceuticals, Inc.   +....................................154,688
  7,000   Pfizer, Inc.  ..........................................................322,000
  3,200   Pharmacia Corporation...................................................195,200
  1,100   Quest Diagnostics, Inc.  +..............................................156,200
    600   Teva Pharmaceuticals Industries, Ltd. ...................................43,950
  2,000   Titan Pharmaceuticals, Inc.    +.........................................70,740
  3,600   UnitedHealth Group, Inc.    +...........................................220,950
  1,400   Vascular Solutions, Inc.    +............................................10,325
  2,000   Watson Pharmaceuticals, Inc.    +.......................................102,375
  1,500   Wellpoint Health Networks, Inc.    +....................................172,875
                                                                                 --------
                                                                                3,141,026
                                                                                ---------
          Consumer Discretionary - 9.75%
  4,000   Bed Bath & Beyond, Inc. +................................................89,500
  2,000   Carnival Corporation ....................................................61,625
  2,500   Dollar Tree Stores, Inc. +...............................................61,250
  2,300   Home Depot, Inc. .......................................................105,081
  8,500   Kohl's Corporation +....................................................518,500
  1,000   Lowe's Companies, Inc. ..................................................45,070
  1,000   Nike, Inc. ..............................................................55,813
  2,000   Starwood Hotels & Resort Worldwide, Inc..................................70,500
  1,300   Talbots, Inc. ...........................................................59,312
  5,000   Walgreen Company........................................................209,062
                                                                                 --------
                                                                                1,275,713
                                                                                ---------
          Communications - 8.28%
  3,000   Ciena Corporation    +..................................................243,750
  3,600   Juniper Networks, Inc.    +.............................................453,825
  4,000   Nokia Corporation, ADR..................................................174,000
  2,500   Powerwave Technologies, Inc. ...........................................146,250
    800   Qualcomm, Inc.  +........................................................65,750
                                                                                  -------
                                                                                1,083,575
                                                                                ---------
          Energy - 6.10%
  2,000   Anadarko Petroleum Corporation .........................................142,160
  1,000   BJ Services Company   +..................................................68,875
  2,300   Baker Hughes, Inc.  .....................................................95,594
    600   Cross Timbers Oil Company................................................16,650
  4,000   Dynegy, Inc. ...........................................................224,250
  2,100   Nabors Industries, Inc.    +............................................124,215
                                           See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                                Strong Growth Portfolio
                                          Schedule of Investments (Continued)
                                                   December 31, 2000
                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS - (Continued)
          Energy - (Continued)
  1,500   Valero Energy Corporation...............................................$55,781
  1,500   Weatherford International, Inc.    +.....................................70,875
                                                                                  -------
                                                                                  798,400
                                                                                  -------
          Electronics - 5.94%
  1,500   Aeroflex, Inc.  +........................................................43,242
    700   Applied Micro Circuits Corporation  +....................................52,533
  2,800   Comverse Technology, Inc.    +..........................................304,150
  1,300   Millipore Corporation....................................................81,900
    400   SDL, Inc.   +............................................................59,275
  2,000   Triquint Semiconductor, Inc.   +.........................................87,375
  1,500   Waters Corporation  +...................................................125,250
    500   Xilinx, Inc.   +.........................................................23,063
                                                                                  -------
                                                                                  776,788
                                                                                  -------
          Software - 5.69%
  1,100   Amdocs Ltd.  +...........................................................72,875
  2,300   BEA Systems, Inc.  +....................................................154,819
  2,100   Check Point Software Technologies Ltd.  +...............................280,481
  1,100   Interwoven, Inc.  +......................................................72,531
  1,000   Siebel Systems, Inc.   +.................................................67,625
  1,100   Veritas Software Corporation    +........................................96,250
                                                                                  -------
                                                                                  744,581
                                                                                  -------
          Computers & Business Equipment - 5.42%
  1,000   Brocade Communications Systems, Inc. +...................................91,812
 10,000   Cisco Systems, Inc. +...................................................382,500
  2,600   E M C Corporation +.....................................................172,900
  1,300   Fiserv, Inc. +...........................................................61,669
                                                                                  -------
                                                                                  708,881
                                                                                  -------
          Utilities - 3.60%
  2,500   Calpine Corporation   +.................................................112,656
  2,200   Coastal Corporation.....................................................194,288
  2,300   El Paso Energy Corporation..............................................164,738
                                                                                 --------
                                                                                  471,682
                                                                                  -------
          Broadcasting & Publishing - 1.12%
  2,800   Charter Communications, Inc.  +..........................................63,525
  1,800   Gemstar-TV Guide International, Inc.  +..................................83,025
                                                                                  -------
                                                                                  146,550
                                                                                  -------
                                    See Notes to Financial Statements

                                   LPT Variable Insurance Series Trust
                                         Strong Growth Portfolio
                                   Schedule of Investments (Continued)
                                           December 31, 2000

                                                                                    Value
Shares                                                                           (Note 2)
------                                                                           --------
COMMON STOCKS - (Continued)
          Capital Goods - 0.61%
   1,900  Pulte Corporation.......................................................$80,156
                                                                                  -------
          Business Services - 0.40%
     200  The Corporate Executive Board Company   +.................................7,953
     900  Paychex, Inc. ...........................................................43,762
                                                                                  -------
                                                                                   51,715
                                                                                   ------
          Total Common Stocks (Cost $11,505,433)...............................12,526,329
                                                                              -----------
Principal
Amount
------
SHORT-TERM OBLIGATION - 5.49%
          Repurchase Agreement - 5.49%
$718,000  Repurchase Agreement with State Street
          Bank and Trust Company, dated 12/29/00 at
          5.25%, due 01/02/01, maturity value $718,419
          (collateralized by U.S. Treasury Note, 6.25%, due 10/31/01, par value $725,000; market value $735,897)
          (Cost $718,000) ........................................................718,000
                                                                                 --------
TOTAL INVESTMENTS (COST $12,223,433*)................         101.21%         $13,244,329
OTHER ASSETS AND LIABILITIES (NET)...................          (1.21)            (157,641)
                                                               -----             --------
NET ASSETS...........................................         100.00%         $13,086,688
                                                              ======          ===========

*  Aggregate cost for Federal tax purposes is $12,588,029 (Note 4)
+  Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                    -----------------------------------------------------------------
                                        See Notes to Financial Statements

                                       LPT Variable Insurance Series Trust
                                         RS Diversified Growth Portfolio
                                             Schedule of Investments
                                                December 31, 2000
                                                                                   Value
Shares                                                                          (Note 2)
------                                                                          --------
COMMON STOCKS - 89.41%
          Drugs & Health Care - 18.94%
  1,000   Accredo Health, Inc.   +..............................................$50,187
  1,500   Applera Corporation   +................................................53,906
  7,000   Aradigm Corporation   +...............................................102,375
  3,700   ArQule Inc.  +........................................................118,400
  4,000   Atrix Laboratories, Inc.   +...........................................68,250
      6   Bergen Brunswig Corporation ...............................................95
  8,500   Caremark Rx, Inc.  +..................................................115,281
  2,500   Community Health Systems, Inc.    +....................................87,500
  6,000   DaVita, Inc.    +.....................................................102,750
  6,000   Esperion Therapeutics, Inc.    +.......................................65,250
  8,300   Harvard Bioscience, Inc.    +..........................................81,962
 30,000   Insmed, Inc.    +.....................................................104,062
  5,000   Inspire Phamaceutical, Inc.    +......................................130,313
 27,200   Novavax, Inc.    +....................................................231,200
  8,000   Quintiles Transnational Corporation    +..............................167,500
  7,836   Quorum Health Group, Inc.    +........................................123,417
  5,000   SICOR, Inc.    +.......................................................72,187
  8,900   Thoratec Laboratories Corporation    +.................................97,900
  5,000   Ventiv Health, Inc.    +...............................................62,812
                                                                                -------
                                                                              1,835,347
                                                                              ---------
          Communications - 14.28%
  2,500   Adelphia Communications Corporation  +................................129,062
  2,500   Cable Design Technologies Corporation  +...............................42,031
  6,000   DMC Stratex Networks, Inc.  +..........................................90,000
  1,300   Illuminet Holdings, Inc.  +............................................29,819
  2,000   L-3 Communications Holdings, Inc.  +..................................154,000
 40,000   Latitude Communications, Inc.  +......................................155,000
 67,800   Motient Corporation  +................................................271,200
 12,000   Netro Corporation  +...................................................83,250
101,800   Primus Telecommunications Group, Inc.  +..............................235,412
  1,000   Sonus Network, Inc.  +.................................................25,250
 25,000   Startec Global Communications Corporation    +.........................96,875
  2,500   Turnstone Systems, Inc.    +...........................................18,296
 10,000   Weblink Wireless, Inc.   +.............................................34,375
  7,000   WorldQuest Networks, Inc.   +..........................................18,812
                                                                                -------
                                                                              1,383,382
                                                                              ---------
                                       See Notes to Financial Statements

                                      LPT Variable Insurance Series Trust
                                        RS Diversified Growth Portfolio
                                      Schedule of Investments (Continued)
                                               December 31, 2000
                                                                                  Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS (Continued)
          Financial Services - 10.22%
  1,875   AMBAC Financial Group, Inc. .........................................$109,336
  1,300   Astoria Financial Corporation..........................................70,606
  1,500   Bank United Corporation...............................................102,281
 67,296   Billserv.com, Inc.  +.................................................172,446
  5,000   Dime Bancorp, Inc.   .................................................147,813
  5,000   Golden State Bancorp, Inc. ...........................................157,188
  2,000   Wilmington Trust Corporation..........................................124,125
  1,700   Zions Bancorporation..................................................106,144
                                                                               --------
                                                                                989,939
                                                                                -------
          Software - 7.61%
  1,750   Documentum, Inc.    +..................................................86,953
  8,600   Earthlink, Inc.    +...................................................43,269
 36,000   iManage, Inc.    +....................................................164,250
  9,000   Parametric Technology Corporation   +.................................120,937
  5,000   Red Hat, Inc.   +......................................................31,250
  2,000   Retek, Inc.    +.......................................................48,750
  2,100   SeaChange International, Inc.    +.....................................42,656
  1,500   3D Systems Corporation    +........................................... 18,188
  3,000   Verity, Inc.    +......................................................72,188
 20,000   Viewpoint Corporation    +............................................108,750
                                                                               --------
                                                                                737,191
                                                                                -------
          Energy - 7.57%
  2,700   Cal Dive International, Inc.   +.......................................71,888
 12,300   Grey Wolf, Inc.   +....................................................72,263
  7,000   Key Energy Services, Inc.   +..........................................73,063
  4,000   National-Oilwell, Inc.   +............................................154,750
  2,500   Newfield Exploration Company   +......................................118,594
  1,400   Noble Affiliates, Inc. ................................................64,400
  7,500   Parker Drilling Company   +............................................37,969
  1,500   Precision Drilling Corporation  +......................................56,344
  2,500   Western Gas Resources, Inc. ...........................................84,219
                                                                                -------
                                                                                733,490
                                                                                -------
          Computers & Business Equipment - 6.48%
 20,000   Auspex Systems, Inc.   +..............................................140,000
 25,000   Concurrent Computer Corporation   +...................................134,375
  8,500   Maxtor Corporation   +.................................................47,547
  2,250   Mercury Computer Systems, Inc.   +....................................104,484
                                        See Notes to Financial Statements

                                       LPT Variable Insurance Series Trust
                                         RS Diversified Growth Portfolio
                                       Schedule of Investments (Continued)
                                               December 31, 2000

                                                                                  Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS (Continued)
          Computers & Business Equipment - (Continued)
  2,000   Packeteer, Inc.  +....................................................$24,750
 24,000   Pinnacle Systems, Inc.   +........................................... 177,000
                                                                                -------
                                                                                628,156
                                                                                -------
          Utilities - 4.58%
  3,300   Atmos Energy Corporation...............................................80,438
  2,000   El Paso Energy Corporation............................................143,250
  5,800   Energen Corporation...................................................186,688
    500   Equitable Resources, Inc.  ............................................33,375
                                                                                -------
                                                                                443,751
                                                                                -------
          Consumer Discretionary - 4.28%
 20,000   Cyberian Outpost, Inc.   +.............................................23,750
    750   Footstar, Inc.   +.................................................... 37,125
  3,000   Hot Topic, Inc.   +....................................................49,313
  1,500   1-800 Contacts, Inc.   +...............................................42,938
  4,000   Royal Caribbean Cruises Ltd. .........................................105,800
 44,300   SkyMall, Inc.   +......................................................49,837
  1,750   Speedway Motorsports, Inc.   +.........................................42,000
 18,700   Steakhouse Partners, Inc.   +..........................................64,281
                                                                                -------
                                                                                415,044
                                                                                -------
          Electronics - 3.79%
  1,500   Aeroflex, Inc.   +.....................................................43,242
  4,000   IXYS Corporation  +....................................................58,500
  2,500   Marvell Technology Group Ltd.   +......................................54,844
 15,000   Metretek Technologies, Inc.   +........................................15,000
 14,200   Oak Technology, Inc.   +..............................................123,362
  3,200   Photon Dynamics, Inc.   +..............................................72,000
                                                                                -------
                                                                                366,948
                                                                                -------
          Business Services - 3.73%
 17,600   C-bridge Internet Solutions, Inc.   +..................................68,750
 14,400   Pilot Network Services, Inc.   +.......................................11,700
  5,800   PurchasePro.com, Inc.   +.............................................101,500
 30,000   Stamps.com, Inc.    +..................................................83,438
  3,000   Tetra Tech, Inc.    +..................................................95,625
                                                                                -------
                                                                                361,013
                                                                                -------
                                          See Notes to Financial Statements

                                         LPT Variable Insurance Series Trust
                                           RS Diversified Growth Portfolio
                                         Schedule of Investments (Continued)
                                                  December 31, 2000
                                                                                  Value
Shares                                                                         (Note 2)
------                                                                         --------
COMMON STOCKS (Continued)
          Broadcasting & Publishing - 2.79%
  4,000   Insight Communications Company, Inc.  +............................ $ 94,000
 10,000   LodgeNet Entertainment Corporation   +...............................176,250
                                                                              --------
                                                                               270,250
                                                                               -------
          Autos & Transportation - 2.32%
  4,000   Monaco Coach Corporation   +..........................................70,750
 43,000   United Shipping & Technology, Inc.   +................................75,250
  4,500   Winnebago Industries, Inc. ...........................................79,031
                                                                               -------
                                                                               225,031
                                                                               -------
          Capital Goods - 1.64%
  4,000   Adept Technology, Inc.  +.............................................58,000
  2,500   Fleetwood Enterprises, Inc. ..........................................26,250
  3,500   Flowserve Corporation   +.............................................74,812
                                                                               -------
                                                                               159,062
                                                                               -------
          Materials & Processing _ 0.73%
  2,000   Carpenter Technology Corporation......................................70,000
                                                                               -------
          Investment Company - 0.45%
    750   NASDAQ 100 Trust   +..................................................43,686
                                                                               -------
          Total Common Stocks (Cost $10,777,895).............................8,662,290
                                                                            ----------

Principal
Amount
SHORT-TERM OBLIGATION - 16.27%
          Repurchase Agreement - 16.27%
$1,577,000Repurchase Agreement with State Street
          Bank and Trust Company, dated 12/29/00 at
          5.25%, due 01/02/01, maturity value $1,577,920
          (collateralized by U.S. Treasury Note, 6.25%, due 10/31/01, par value $1,585,000; market value $1,608,823)
          (Cost $1,577,000) .................................................1,577,000
                                                                            ----------
TOTAL INVESTMENTS (COST $12,354,895*)................      105.68%         $10,239,290
OTHER ASSETS AND LIABILITIES (NET)...................       (5.68)            (550,638)
                                                                              --------
NET ASSETS      .....................................      100.00%        $  9,688,652
                                                           ======         ============

*  Aggregate cost for Federal tax purposes is $12,777,191 (Note 4)
+  Non-income producing security
                                            See Notes to Financial Statements

                                           LPT Variable Insurance Series Trust
                                                 LPA Core Equity Portfolio
                                                  Schedule of Investments
                                                     December 31, 2000
                                                                               Value
Shares                                                                      (Note 2)
------                                                                      --------
COMMON STOCKS - 100.75%
          Financial Services - 18.75%
  5,125   American Express Company..........................................$281,555
  5,500   Citigroup, Inc.  ..................................................280,844
  7,000   Mellon Financial Corporation.......................................344,312
  1,500   J.P. Morgan & Company, Inc.........................................248,250
  7,000   T Rowe Price Group, Inc............................................295,859
                                                                            --------
                                                                           1,450,820
                                                                           ---------
          Drugs & Health Care - 16.20%
  5,000   American Home Products Corporation.................................317,750
  3,000   Johnson & Johnson..................................................315,187
  5,000   Medtronic, Inc.  ..................................................301,875
  3,400   Merck & Company, Inc...............................................318,325
                                                                            --------
                                                                           1,253,137
                                                                           ---------
          Consumer Discretionary - 15.10%
  9,000   Walt Disney Company................................................260,437
  6,500   Eastman Kodak Company..............................................255,938
  7,300   Home Depot, Inc....................................................333,519
  6,000   Wal-Mart Stores, Inc.  ............................................318,750
                                                                            --------
                                                                           1,168,644
                                                                           ---------
          Producer Durables - 11.66%
  7,000   Caterpillar, Inc...................................................331,188
  5,125   General Electric Company...........................................245,680
  2,700   Minnesota Mining & Manufacturing Company...........................325,350
                                                                            --------
                                                                             902,218
                                                                             -------
          Consumer Staples - 11.03%
  7,500   Clorox Company.....................................................266,250
  4,000   Coca Cola Company..................................................243,750
  4,375   Procter & Gamble Company...........................................343,164
                                                                            --------
                                                                             853,164
                                                                             -------
          Computers & Business Equipment - 8.69%
 15,000   Apple Computer, Inc.   +...........................................223,125
  7,500   Hewlett Packard Company............................................236,719
  2,500   International Business Machines Corporation........................212,500
                                                                            --------
                                                                             672,344
                                                                             -------
          Energy - 3.79%
  3,375   Exxon Mobil Corporation............................................293,414
                                                                            --------
                                        See Notes to Financial Statements

                                       LPT Variable Insurance Series Trust
                                            LPA Core Equity Portfolio
                                       Schedule of Investments (Continued)
                                               December 31, 2000
                                                                               Value
Shares                                                                      (Note 2)
------                                                                      --------
COMMON STOCKS - (Continued)
          Electronics - 3.50%
  7,500   Intel Corporation.................................................$225,469
  3,375   Lucent Technologies, Inc.  .........................................45,562
                                                                             -------
                                                                             271,031
                                                                             -------
          Software - 3.36%
  6,000   Microsoft Corporation   +..........................................260,250
                                                                            --------
          Autos & Transportation - 3.29%
  5,000   General Motors Corporation.........................................254,687
                                                                            --------
          Communications - 2.91%
 16,000   WorldCom, Inc. +...................................................225,000
                                                                            --------
          Materials & Processing - 2.47%
  5,700   ALCOA, Inc.  ......................................................190,950
                                                                            --------
TOTAL COMMON STOCKS (COST $7,792,245*)............... 100.75%             $7,795,659
OTHER ASSETS AND LIABILITIES (NET)...................  (0.75)                (58,113)
                                                                             -------
NET ASSETS........................................... 100.00%             $7,737,546
                                                      ======              ==========


* Aggregate cost for Federal tax purposes is $7,811,351 (Note 4)
+  Non-income producing security
                                 See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                                   LPA Global Leaders Portfolio
                                     Schedule of Investments
                                       December 31, 2000
                                                                               Value
Shares                                                                      (Note 2)
------                                                                      --------
COMMON STOCKS - 101.28%
          Financial Services - 22.19%
  3,500   ABN-AMRO Holding N.V., ADR   ......................................$79,625
  2,100   AEGON, ADR..........................................................87,019
  1,500   American Express Company............................................82,406
  1,700   Bank Of New York, Inc. .............................................93,819
  1,600   Citigroup, Inc.  ...................................................81,700
  1,400   Merrill Lynch & Company, Inc. ......................................95,463
                                                                             -------
                                                                             520,032
                                                                             -------
          Consumer Discretionary - 16.34%
  3,500   Carnival Corporation...............................................107,844
  2,400   Costco Wholesale Corporation  +.....................................95,850
  1,200   Procter & Gamble Company............................................94,125
  1,600   Wal-Mart Stores, Inc. ..............................................85,000
                                                                             -------
                                                                             382,819
                                                                             -------
          Drugs & Health Care - 13.58%
    275   Applera Corporation.................................................25,867
  1,200   Bristol Myers Squibb Company........................................88,725
    700   Merck & Company, Inc.  .............................................65,537
  3,000   Pfizer, Inc.  .....................................................138,000
                                                                            --------
                                                                             318,129
                                                                             -------
          Electronics -  10.23%
  2,400   Intel Corporation...................................................72,150
  1,900   Nokia Corporation, ADR..............................................82,650
    650   Siemens AG, ADR.....................................................84,977
                                                                             -------
                                                                             239,777
                                                                             -------
          Communications -  9.33%
  1,450   Corning, Inc.  .....................................................76,578
  2,000   Vodafone Airtouch PLC, ADR..........................................71,625
  5,000   WorldCom, Inc.   +..................................................70,312
                                                                             -------
                                                                             218,515
                                                                             -------
          Software - 7.85%
  2,000   Computer Associates International, Inc.  ...........................39,000
  2,000   Microsoft Corporation   +...........................................86,750
  2,000   Oracle Corporation   +..............................................58,125
                                                                             -------
                                                                             183,875
                                                                             -------
          Consumer Staples - 4.23%
    850   Nestle S A, ADR.....................................................99,136
                                                                             -------

                                           See Notes to Financial Statements

                                          LPT Variable Insurance Series Trust
                                              LPA Global Leaders Portfolio
                                           Schedule of Investments (Continued)
                                                  December 31, 2000
                                                                               Value
Shares                                                                      (Note 2)
------                                                                      --------
COMMON STOCKS - (Continued)
          Consumer Non-Cyclical - 3.74%
  2,000   Estee Lauder Companies, Inc. ......................................$87,625
                                                                             -------
          Energy - 3.34%
    900   Exxon Mobil Corporation.............................................78,244
                                                                             -------
          Consumer Cyclical - 2.98%
  1,000   Sony Corporation....................................................69,750
                                                                             -------
          Utilities - 2.56%
    920   Vivendi, ADR........................................................60,087
                                                                             -------
          Computer & Business Equipment - 2.46%
  3,300   Dell Computer Corporation  +........................................57,544
                                                                             -------
          Broadcasting & Publishing - 2.45%
  1,100   Time Warner, Inc.  .................................................57,464
                                                                             -------
          Total Common Stocks (Cost $2,421,377)                            2,372,997
                                                                           ---------
SHORT-TERM OBLIGATION - 0.14%
          Investment Company - 0.14%
  3,311   Seven Seas Money Market Fund (Cost $3,311)...........................3,311
                                                                              ------
TOTAL INVESTMENTS (COST $2,424,688*).................       101.42%       $2,376,308
OTHER ASSETS AND LIABILITIES (NET)...................        (1.42)          (33,242)
                                                             -----           -------
NET ASSETS...........................................       100.00%       $2,343,066
                                                            ======        ==========



* Aggregate cost for Federal tax purposes is $2,499,776 (Note 4)
+  Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                   ADR     American Depository Receipt


                    -----------------------------------------------------------------
                                            See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

1.     Organization and Business

The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The Trust offers six managed investment portfolios to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Harris Associates Value, MFS Total Return, Strong Growth, RS Diversified Growth, LPA Core Equity, and LPA Global Leaders (the "Portfolios").

Prior to January 1, 2000, the RS Diversified Growth Portfolio was known as the Robert Stephens Diversified Growth Portfolio. Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the RS Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to January 1, 2000, Robertson Stephens & Company Investment Management, L.P. served as sub-advisor to the RS Diversified Growth Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the RS Diversified Growth Portfolio.

Effective August 1, 2000, Select Advisors, Inc. changed its name to London Pacific Advisors ("LPA"). In connection with this change, the SAI Global Leaders Portfolio changed its name to LPA Global Leaders Portfolio. Effective August 3, 2000, LPA replaced Lexington Management Corporation as sub-advisor to the Lexington Corporate Leaders Portfolio. In connection with this change in sub-advisors, the Portfolio changed its name to LPA Core Equity Portfolio.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost which approximates market value. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

Repurchase Agreements: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of
                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

2.       Significant Accounting Policies (continued)

       Repurchase Aggreements (continued)
counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.

Option Contracts: All Portfolios may purchase and/or write put and call options on Portfolio securities or foreign currencies. The Portfolios may use options contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tends to either decrease the Portfolio's exposure to the underlying instrument or to hedge other Portfolio investments.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit or incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market, or, for over-the-counter options, because of a counter party's inabilty to perform.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are not separately disclosed.

Forward Foreign Currency Contracts: All Portfolios may enter into forward foreign currency contracts, whereby the Portfolios agree to buy and sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain investment instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and distributed at least annually for all Portfolios. All Portfolios declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

2.     Significant Accounting Policies (continued)

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to federal excise tax. Therefore, no federal income tax provision is required.

Expenses: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated equally among the respective Portfolios.

3.     Investment Advisory, Sub-advisory, and Other Related Party Transactions

LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. London Pacific Advisors (formerly Select Advisors, Inc.) , a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the LPA Core Equity and LPA Global Leaders Portfolios. Harris Associates L.P., an indirect, wholly owned subsidiary of CDC Asset Management, serves as sub-advisor to the Harris Associates Value Portfolio; Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as sub-advisor to the MFS Total Return Portfolio; Strong Capital Management, Inc., a privately held corporation, serves as sub-advisor to the Strong Growth Portfolio; RS Investment Management Company, L.P. (formerly Robertson Stephens & Company Investment Management, L.P.,) serves as sub-advisor to the RS Diversified Growth Portfolio.

The Trust pays LPIMC a monthly fee (0.25% of average net assets in addition to the sub-advisory fees) in arrears based on an annual percentage of the average daily net assets of each Portfolio during the month. In addition, LPIMC pays the sub-advisor of each Portfolio a monthly fee in arrears at annual rates in effect during the year ending December 31, 2000 as follows: Harris Associates Value Portfolio - 0.75% of average net assets up to $25 million, MFS Total Return
Portfolio - 0.50% of average net assets up to $200 million, Strong Growth Portfolio - 0.50% of average net assets up to $150 million, RS Diversified Growth Portfolio - 0.70% of average net assets up to $10 million and 0.65% of average net assets between $10 million and $35 million, LPA Core Equity for the period August 3 through December 31, 2000 - 0.25% of average net assets and for the period January 1 through August 2, 2000 - 0.40% of average net assets up to $10 million and for LPA Global Leaders - 0.50% of average net assets up to $25 million.

LPIMC and London Pacific Advisors have voluntarily agreed to waive all fees payable to them until total assets reach $5 million. Any fee waivers are passed through to the Portfolios.

In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain voluntary expense limitations based on average net assets (Harris Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Strong Growth Portfolio - 1.29%; RS Diversified Growth Portfolio - 1.39%; LPA Core Equity Portfolio - 1.29%; and LPA Global Leaders Portfolio - 1.29%), London Pacific has agreed, through December 31, 2001, to reimburse each Portfolio for expenses in excess of the stated expense limitations. The expense limitations may be removed or revised after December 31, 2001, without prior notice to existing shareholders. For the year ended December 31, 2000, London Pacific voluntarily agreed to reimburse the Harris Associates Value, MFS Total Return, Strong Growth, RS Diversified Growth, LPA Core Equity and LPA Global Leaders Portfolios for $40,931, $40,615, $14,124, $30,848, $3,860 and $35,594, respectively.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

4.     Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2000, were as follows:

                                                            Purchases                          Sales
                                                            ---------                          -----

                                                                         U.S.                            U.S.
Portfolio                                            Other           Government       Other          Government
---------                                            -----           ----------       -----          ----------
Harris Associates Value Portfolio                    $6,588,110            $0      $6,621,771                 $0
MFS Total Return Portfolio                            8,155,415     4,994,559       9,318,873          5,205,205
Strong Growth Portfolio                              54,609,762             0      55,727,295                  0
RS Diversified Growth Portfolio                      50,542,413             0      52,723,733                  0
LPA Core Equity Portfolio                             6,397,607             0       6,848,142                  0
LPA Global Leaders Portfolio                          2,204,210             0         971,975                  0

At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                                                             Net Unrealized
                                                          Unrealized        Unrealized        Appreciation
Portfolio                                                Appreciation      Depreciation      (Depreciation)          Cost
---------                                                ------------      ------------      --------------          ----

Harris Associates Value Portfolio                               $985,340         $542,212            $443,128        $6,090,842
MFS Total Return Portfolio                                     1,327,449          403,403             924,046        12,086,643
Strong Growth Portfolio                                        1,463,066          806,766             656,300        12,588,029
RS Diversified Growth Portfolio                                1,102,165        3,640,066         (2,537,901)        12,777,191
LPA Core Equity Portfolio                                        970,367          986,059            (15,692)         7,811,351
LPA Global Leaders Portfolio                                     245,827          369,295           (123,468)         2,499,776

5.     Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.
London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares. Changes in shares of beneficial interest were as follows:

                                                     Harris Associates Value Portfolio
                                                     ---------------------------------
                                         Year ended December 31, 2000                   Year ended December 31, 1999
                                         ----------------------------                   ----------------------------
                                       Shares              Amount                 Shares                Amount
Sold                                    184,637           $ 2,390,153                  63,421           $ 907,367
Reinvestment of dividends                32,903               427,408                  23,940             339,372
Redeemed                               (233,091)           (3,060,433)               (133,513)         (1,936,658)
                                       --------            ----------                --------          ----------
Net (decrease)                         ( 15,551)            ($242,872)                (46,152)         ($ 689,919)
                                       ========             =========                 =======          ==========


                                                      MFS Total Return Portfolio
                                                      --------------------------
                                        Shares              Amount                Shares                Amount
                                        ------              ------                ------                ------

Sold                                    107,299           $ 1,503,876                 190,617         $ 2,725,942
Reinvestment of dividends                48,081               688,858                  54,552             757,089
Redeemed                               (248,599)           (3,437,868)               (119,339)         (1,690,115)
                                       --------            ----------                --------          ----------
Net increase (decrease)                 (93,219)          ($1,245,134)                125,830         $ 1,792,916
                                        =======           ===========                 =======         ===========

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

5.     Shares of Beneficial Interest (Continued)

                                                      Strong Growth Portfolio
                                                      -----------------------
                                         Year ended December 31, 2000                   Year ended December 31, 1999
                                         ----------------------------                   ----------------------------
                                        Shares              Amount                Shares               Amount
                                        ------              ------                ------               ------

Sold                                    157,312           $ 4,736,191                 217,250         $ 4,211,902
Reinvestment of dividends               278,905             5,266,932                  64,061           1,651,631
Redeemed                               (171,924)           (4,705,963)               (158,464)         (3,271,087)
                                       --------            ----------                --------          ----------
Net increase                            264,293           $ 5,297,160                 122,847         $ 2,592,446
                                        =======           ===========                 =======         ===========

                                                 RS Diversified Growth Portfolio
                                                 -------------------------------

                                        Shares              Amount                Shares               Amount
                                        ------              ------                ------               ------

Sold                                    159,762           $ 3,839,725                 164,526         $ 2,744,479
Reinvestment of dividends               596,431             6,170,517                 128,641           2,740,723
Redeemed                               (208,634)           (4,888,869)               (161,930)         (2,722,879)
                                       --------            ----------                --------          ----------
Net increase                            547,559            $5,121,373                 131,237         $ 2,762,323
                                        =======            ==========                 =======         ===========

                                                     LPA Core Equity Portfolio
                                                     -------------------------

                                        Shares              Amount                Shares               Amount
                                        ------              ------                ------               ------

Sold                                    105,294           $ 1,742,205                  95,586         $ 1,571,204
Reinvestment of dividends                36,128               588,926                   8,191             141,501
Redeemed                               (136,685)           (2,247,150)               (127,429)         (2,098,213)
                                       --------            ----------                --------          ----------
Net increase (decrease)                   4,737               $83,981                 (23,652)         ($ 385,508)
                                          =====               =======                 =======          ==========

                                                  LPA Global Leaders Portfolio
                                                  ----------------------------
                                                                                          Period from May 11, 1999 -
                                                                                             December 31, 1999
                                                                                             -----------------
                                        Shares              Amount                Shares               Amount
                                        ------              ------                ------               ------

Sold                                    134,026           $ 1,480,417                 131,596         $ 1,380,335
Redeemed                                (26,876)             (290,391)                 (1,083)            (11,453)
                                        -------              --------                  ------             -------
Net increase                            107,150            $1,190,026                 130,513          $1,368,882
                                        =======            ==========                 =======          ==========

6.    Foreign Securities

All Portfolios may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

7.    Capital Loss Carryforward

At December 31, 2000, LPA Global Leaders had a loss carryforward amount of $63,837 which expires during the period 2007-2008.

At December 31, 2000, Harris Associates Value Portfolio, Strong Growth Portfolio, RS Diversified Growth Portfolio and LPA Global Leaders Portfolio had Post-October Losses of $56,608, $707,320, $741,980 and $26,601, respectively, which are deferred until January 1, 2001.